                                              Securities Act File No. 333-136320

    As filed with the Securities and Exchange Commission on September 1, 2006

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM N-14 AE/A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                          Pre-Effective Amendment No. 1
                        Post-Effective Amendment No. [ ]

                         AEGON/TRANSAMERICA SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

                                 (727) 299-1800
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                                  P.O. Box 9012
                            Clearwater, FL 33758-5068
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective pursuant to Rule 488 under the Securities Act of 1933, on September 5, 2006, pursuant to a request for acceleration pursuant to Rule 461.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                         AEGON/TRANSAMERICA SERIES TRUST
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-800-851-9777

                                                             [September__, 2006]

Dear Policyowner:

The Board of Trustees ("Board") of AEGON/Transamerica Series Trust ("ATST") has called a special meeting of shareholders of Janus Growth, a series of ATST (the "Acquired Portfolio"), to be held on October 18, 2006 at 1:00 p.m. (Eastern time), as adjourned from time to time (the "Special Meeting"), at the offices of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board has called the Special Meeting so that Insurance Companies can vote on a proposed Plan of Reorganization ("Reorganization Plan") pursuant to which the Acquired Portfolio will be reorganized into Transamerica Equity (the "Acquiring Portfolio"), another series of ATST.

Shares of the portfolios are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Financial Life Insurance Company ("TFLIC"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), and Peoples Benefit Life Insurance Company ("Peoples") (collectively, the "Insurance Companies") are the only shareholders of the investment portfolios offered by ATST. Peoples, TFLIC, Transamerica and WRL are the only Insurance Companies that offer the Acquired Portfolio in their respective products.

ATST has agreed to solicit voting instructions from policyowners invested in the Acquired Portfolio in connection with a reorganization of that Portfolio into the Acquiring Portfolio. As such and for ease of reference, throughout the enclosed Proxy Statement/Prospectus, you may also be referred to as "shareholders" of the Portfolios.

You have received this Proxy Statement/Prospectus because you have a Policy of one of these Insurance Companies and you are invested in the Acquired Portfolio. As such owner, you have the right to give voting instructions on shares of the Acquired Portfolio that are attributable to your Policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the Special Meeting. All Policyowners that are asked to provide voting instructions on behalf of the Acquired Fund may be described as "voting" and his or her respective voting instructions form may be described as a "proxy card" for purposes of this Proxy Statement/Prospectus.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Portfolio and recommends that shareholders of the Acquired Portfolio provide instructions to vote "FOR" the proposal. Accordingly, you are asked to approve the proposed Reorganization Plan.

A Proxy Statement/Prospectus that describes the reorganization is enclosed. We urge you to provide instructions to vote your shares by completing and returning the enclosed voting instruction form in the envelope provided, or provide instructions by Internet or telephone, at your earliest convenience.

YOUR VOTING INSTRUCTION IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTING INSTRUCTION. We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        ----------------------------------------
                                        John K. Carter
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary

                         AEGON/TRANSAMERICA SERIES TRUST
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-800-851-9777

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                  JANUS GROWTH
                         TO BE HELD ON OCTOBER 18, 2006

The Board of Trustees of AEGON/Transamerica Series Trust ("ATST") has called a special meeting of shareholders of Janus Growth, a series of ATST, to be held on October 18, 2006 at 1:00 p.m. (Eastern time) as adjourned from time to time (the "Special Meeting"), at the offices of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

At the Special Meeting you will be asked to consider the following proposals:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Janus Growth (the "Acquired Portfolio") by Transamerica Equity (the "Acquiring Portfolio"), a series of ATST, solely in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the Acquired Portfolio; and

2. To transact such other business as may properly come before the Special Meeting.

Policyowners of record at the close of business on August 4, 2006 are entitled to notice of, and to provide voting instructions at the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Policyowners who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the voting instruction form and return it promptly in the envelope provided for that purpose. Your voting instruction form also includes instructions for providing your voting instructions via telephone or the Internet, if you wish to take advantage of these voting options. You may revoke your instructions at any time by executing and submitting a revised form, by giving written notice of revocation to ATST, or by submitting your instructions in person at the Special Meeting.

                                        By Order of the Board of Trustees


                                        ----------------------------------------
                                        John K. Carter
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary

[__________, 2006]

                                TABLE OF CONTENTS

Introduction...............................................................    3
Summary....................................................................    4
   The Proposed Reorganization.............................................    4
   Comparison of Investment Objectives, Principal Investment Strategies,
      Risks and Management of the Acquired and Acquiring Portfolios........    5
   Comparison of Portfolio Characteristics.................................    7
Comparison of Fees and Expenses for Acquired and Acquiring Portfolios......    8
   Operating Expenses......................................................    8
Management and Performance of the Acquiring Portfolio......................   10
   The Investment Adviser and Sub-Adviser..................................   10
   Principal Investment Strategies.........................................   10
   Performance of the Acquiring Portfolio..................................   11
   Performance of the Acquired Portfolio...................................   12
Information about the Reorganization.......................................   12
   The Reorganization Plan.................................................   12
   Reasons for the Reorganization..........................................   13
   Tax Considerations......................................................   13
   Expenses of the Reorganization..........................................   13
   Board Considerations....................................................   14
   The Reorganization of Great Companies - America(SM) into the Acquiring
      Portfolio............................................................   14
Additional Information about the Portfolios................................   15
   Form of Organization....................................................   15
   Dividends and Other Distributions.......................................   15
   Disclosure of Portfolio Holdings........................................   15
   Capitalization of the Portfolios........................................   15
General Information........................................................   16
   Investment Adviser, Administrator and Principal Underwriter.............   16
   Other Business..........................................................   16
   Shareholder Reports.....................................................   16
   Proxy Solicitation......................................................   16
   Shareholder Voting......................................................   16
   Vote Required...........................................................   17
   Shareholder Proposals...................................................   17
   Information About the Portfolios........................................   17
More Information Regarding the Acquiring Portfolio.........................   19
   Investment Advisory Arrangements........................................   19
   Regulatory Proceedings..................................................   19
   Expense Reimbursement...................................................   19

   Share Classes...........................................................   20
   Purchase and Redemption of Shares.......................................   20
   Valuation of Shares.....................................................   20
   How NAV Is Calculated...................................................   20
   Dividends and Distributions.............................................   21
   Taxes...................................................................   21
   Distribution and Service Plans..........................................   22
   Other Distribution Arrangements.........................................   22
   Market Timing/Excessive Trading.........................................   23
   Investment Policy Changes...............................................   23
Financial Highlights for the Acquiring Portfolio...........................   24
Index of Appendices........................................................   24

                           PROXY STATEMENT/PROSPECTUS

                         AEGON/TRANSAMERICA SERIES TRUST
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-800-851-9777

                                  INTRODUCTION

At a meeting held on July 18-19, 2006, the Board of Trustees (the "Board") of AEGON/Transamerica Series Trust ("ATST") approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of Janus Growth (the "Acquired Portfolio") into Transamerica Equity (the "Acquiring Portfolio") (collectively, the "Portfolios"), both of which are series of ATST. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Portfolio approve the proposed reorganization, the Acquired Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange solely for shares of the Acquiring Portfolio (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, the Acquired Portfolio will distribute to you your portion of shares of the Acquiring Portfolio it receives in the Reorganization. You will receive Initial Class or Service Class shares of the Acquiring Portfolio having an aggregate value equal to the aggregate value of that class of shares of the Acquired Portfolio held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Portfolio will liquidate.

This Proxy Statement/Prospectus solicits your voting instructions in connection with a special meeting of shareholders, to be held on October 18, 2006, at 1:00 p.m. (Eastern time), as adjourned from time to time ("Special Meeting"), at which Insurance Companies of the Acquired Portfolio will vote on the Reorganization Plan through which the Reorganization will be accomplished. Because you, as a shareholder of the Acquired Portfolio, are being asked to approve a transaction that will result in your holding shares of the Acquiring Portfolio, this document also serves as a prospectus for the Acquiring Portfolio, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Portfolio that you should know before investing. A Statement of Additional Information ("SAI") dated [ ] relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Portfolios, see the ATST Prospectus and Statement of Additional Information dated May 1, 2006, as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-800-851-9777 or by writing to the address above. The Janus Growth and Transamerica Equity annual reports dated December 31, 2005 and the semi-annual reports dated June 30, 2006 also are incorporated herein by reference.

You may also obtain proxy materials, reports and other information filed by ATST from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE: [_________, 2006]

                                     SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ATST Prospectus dated May 1, 2006, as supplemented from time to time and the Reorganization Plan, a form of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION

At a meeting held on July 18-19, 2006, the Board approved the Reorganization Plan with respect to each of the Portfolios. Subject to the approval of shareholders of the Acquired Portfolio, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio;

- the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio;

- the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio; and

-    the complete liquidation of the Acquired Portfolio as a series of ATST.

The Reorganization is expected to be effective immediately after the close of business on October 27, 2006, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio held by that shareholder as of the close of business on the date of the Closing.

The Reorganization is intended, among other things, to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Neither the Acquired Portfolio nor the Acquiring Portfolio will bear any costs associated with the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Portfolio. In the event that the shareholders of the Acquired Portfolio do not approve the Reorganization Plan, the Acquired Portfolio will continue to operate as a separate entity, and the Board will determine what further action, if any, to take (which could include liquidation of the Acquired Portfolio).

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS TO VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

In considering whether to approve the Reorganization Plan, you should note that:

- The Acquired Portfolio has an investment objective, investment policies, investment restrictions and a share class structure that are similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Portfolio.

- Despite some differences in investment strategies, to the extent both the Acquired Portfolio and the Acquiring Portfolio are equity funds that seek growth of capital, the proposed Reorganization Plan will reduce some overlap in the offerings of the fund family.

- The Portfolios have the same investment adviser, Transamerica Fund Advisors, Inc. ("TFAI"), which will continue to oversee the investment program of the Acquiring Portfolio and the performance of Transamerica Investment Management, LLC ("TIM"), the Acquiring Portfolio's sub-adviser, after consummation of the Reorganization.

- The share purchase and redemption provisions for each Portfolio are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Portfolio."

- The Portfolios expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Portfolios will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING PORTFOLIOS

The investment objectives, principal investment strategies, and risks of the Portfolios are similar in many respects. Each Portfolio is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Portfolios. There can be no assurance that a Portfolio will achieve its stated objective.

                                               ACQUIRED PORTFOLIO                                ACQUIRING PORTFOLIO
                                ------------------------------------------------   -----------------------------------------------
OBJECTIVE                       Growth of capital.                                 Maximizing long-term growth.

PRINCIPAL INVESTMENT POLICIES   Investing in equity securities listed on           Investing at least 80% of portfolio assets in a
                                national exchanges or on NASDAQ that management    diversified portfolio of domestic common
                                believes have a good potential for capital         stocks. The sub-adviser buys securities of
                                growth, some of which may be of foreign issuers.   companies it believes have the defining
                                The sub-adviser buys securities of companies it    features of premier growth companies that are
                                believes to have the greatest earnings growth      undervalued in the stock market.
                                potential, and searches for companies it
                                believes are trading at reasonable prices
                                relative to their future earnings growth.

INVESTOR PROFILE                The Portfolio may be appropriate for investors     This Portfolio may be appropriate for investors
                                who want capital growth in a broadly diversified   who seek capital growth in a broadly
                                stock portfolio, and who can tolerate              diversified stock portfolio.
                                significant fluctuations in the value of their
                                investment.

                                        Transamerica Fund Advisors, Inc.                  Transamerica Fund Advisors, Inc.

INVESTMENT ADVISER AND          TFAI receives compensation, calculated daily and   TFAI receives compensation, calculated daily
ADVISORY FEES                   paid monthly, from the Portfolio at the            and paid monthly, from the Portfolio at the
                                following annual rates (as a specified             following annual rates (as a specified
                                percentage of the Portfolio's average daily net    percentage of the Portfolio's average daily net
                                assets): 0.80% of the first $250 million; 0.77%    assets): 0.75% of the first $500 million and
                                of the next $500 million; 0.75% of the next 750    0.70% of assets over $500 million. TFAI
                                million; 0.70% of the next $1.5 billion; and       recently agreed to reduce its fee to 0.65% of
                                0.675% of assets over $3 billion. (For the         average daily net assets in excess of $2.5
                                fiscal year ended December 31, 2005, the           billion, effective October 27, 2006. (For the
                                Portfolio paid an advisory fee equal to 0.76% of   fiscal year ended December 31, 2005, the
                                the Portfolio's average daily net assets.)         Portfolio paid an advisory fee equal to 0.72%
                                                                                   of the Portfolio's average daily net assets.)

SUB-ADVISER AND SUB-ADVISORY        Janus Capital Management LLC ("Janus")         Transamerica Investment Management, LLC ("TIM")
FEES                                          151 Detroit Street                       11111 Santa Monica Boulevard, Suite 820
                                          Denver, Colorado 80206-4928                       Los Angeles, California 90025

                                Janus receives monthly compensation from TFAI at   TIM receives monthly compensation from TFAI at
                                the following annual rates (as a specified         the following annual rates (as a specified
                                percentage of the Portfolio's average daily net    percentage of the Portfolio's average daily net
                                assets): 0.40% of the first $250 million; 0.35%    assets): 0.35% of the first $500 million and
                                of the next $500 million, 0.30% of the next $750   0.30% of assets over $500 million, less 50% of
                                million, 0.25% of the next $1.5 billion and        any amount reimbursed pursuant to the
                                0.225% of assets over $3 billion.                  Portfolio's expense limitation arrangements.
                                                                                   TIM recently agreed, effective October 27,
                                In addition, Janus waives its monthly              2006, to reduce its sub-advisory fee to 0.25%
                                compensation by the following percentages: 5%      of average daily net assets in excess of $2.5
                                fee reduction on assets between $1.5 billion and   billion, and to combine the Acquiring
                                $3 billion, 7.5% fee reduction on assets between   Portfolio's assets with those of another mutual
                                $3 billion and $5 billion, and 10% fee reduction   fund for purposes of calculating the fee and
                                on assets over $5 billion.                         applicable breakpoints.

PORTFOLIO MANAGER                                 Edward Keely                                      Gary U. Rolle

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

                                               ACQUIRED PORTFOLIO                                ACQUIRING PORTFOLIO
                                ------------------------------------------------   -----------------------------------------------
        SIMILARITIES            -    Each Portfolio principally invests in common stocks.

                                -    Each Portfolio primarily invests in growth stocks.

                                -    Each Portfolio's sub-adviser uses a "bottom-up" approach to investing.

                                -    Each sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

                                -    Each Portfolio may be appropriate for investors who seek capital growth in a broadly diversified stock portfolio.

                                -    Each Portfolio is diversified.

                                -    Under adverse or unstable market conditions, each Portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments.

         DIFFERENCES            -    Janus seeks to achieve the Portfolio's        -    TIM generally invests at least 80% of the
                                     investment objective of growth of capital          Portfolio's assets in a diversified
                                     by investing principally in equity                 portfolio of domestic common stocks. TIM
                                     securities listed on national exchanges or         believes in long term investing and does
                                     on NASDAQ that it believes have a good             not attempt to time the market.
                                     potential for capital growth, some of which
                                     may be of foreign issuers.

                                -    Janus emphasizes growth of capital by         -    TIM buys securities of companies it
                                     investing in companies it believes to have         believes have the defining features of
                                     the greatest earnings growth potential.            premier growth companies that are
                                     Although themes may emerge in the                  undervalued in the stock market. Premier
                                     Portfolio, securities are generally                companies, in the opinion of TIM, have
                                     selected without regard to any defined             many or all of the following features: (i)
                                     industry sector or other similarly defined         shareholder-oriented management; (ii)
                                     selection procedure. Realization of income         dominance in market share; (iii) cost
                                     is not a significant investment                    production advantages; (iv) leading
                                     consideration for the Portfolio, and any           brands; (v) self-financed growth; and (vi)
                                     income realized on the Portfolio's                 attractive reinvestment opportunities.
                                     investments is incidental to its objective.

                                - While the Portfolio invests principally in equity securities, Janus may, to a lesser extent, invest in futures and foreign securities.

COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE PORTFOLIOS

The discussion below provides more information about the principal risks of investing in the Acquiring Portfolio, and how these risks compare to those posed by an investment in the Acquired Portfolio. Each Portfolio may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Portfolio involves certain risks, including loss of principal. The Portfolios are subject to varying degrees of risk. An investment in the Portfolios is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Portfolios, but it does not mean that a Portfolio is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B, "Explanation of Strategies and Risks," for more detailed description of risks and information about additional investment techniques that the Portfolios may utilize and related risks.

Each of the Acquiring Portfolio and the Acquired Portfolio is subject to the following risks:

- Common Stock Investing. Each Portfolio principally invests in common stocks of U.S. companies. This type of investment involves risks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Portfolio holds fluctuate in price, the value of your investment in the Portfolio will go up and down.

- Growth Stock Investing. Each Portfolio invests in growth stocks. Investments in growth stocks involve risks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- Market Risk. Each Portfolio is subject to market risks. The value of securities owned by each Portfolio may go up or down, sometimes rapidly or unpredictably. Such securities may decline in value due to factors affecting securities markets generally or particular industries or issuers.

- Temporary Defensive Investments. Each Portfolio could, under adverse or unstable market conditions, invest some or all of its assets in cash, repurchase agreements and money market instruments. Although a Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Acquiring and Acquired Portfolios also may entail risks that are not common between the Portfolios, including (among others):

- Value Investing. Unlike the Acquired Portfolio, the Acquiring Portfolio is subject to value risk because it may also pursue a value approach to investing. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- Foreign Investing. The Acquired Portfolio may invest significantly in foreign securities. Foreign investment involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject and risks relating to currency exchanges. These risks may include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

- Futures. The Acquired Portfolio may also invest in futures, which involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other investments. Special risks include inaccurate market predictions, imperfect correlation, illiquidity and tax considerations.

- Derivatives Risk. The Acquired Portfolio may use derivative instruments which may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment sub-adviser, the Acquired Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Acquired Portfolio will be able to engage in these transactions to reduce exposure to other risks.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following tables compare certain characteristics of the Portfolios as of June 30, 2006:

                                        ACQUIRED PORTFOLIO   ACQUIRING PORTFOLIO
                                        ------------------   -------------------
Net Assets (thousands)                      $1,502,586            $1,717,846
Number of Holdings                                  73                    65
Portfolio Turnover Rate                            29%                    3%
As a percentage of Net Assets
-    Common Stocks                               92.1%                 99.1%
-    Security Lending Collateral                  6.7%                  6.6%
-    Assets (liabilities) in excess               1.2%                 -5.7%
        of liabilities (other assets)
                                                100.0%                100.0%

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

      ACQUIRED PORTFOLIO          %        ACQUIRING PORTFOLIO        %
      ------------------         ---       -------------------       ---
Celgene Corp.                    7.8%  Chicago Mercantile Exchange   5.7%
Yahoo!, Inc.                     6.8%  Expeditors International of
                                          Washington, Inc.           5.2%
Roche Holding AG - Genusschein   6.0%  QUALCOMM, Inc.                4.7%
UnitedHealth Group, Inc.         4.3%  Schlumberger, Ltd.            4.2%
Synthes, Inc.                    3.4%  Caterpillar, Inc.             3.9%
General Electric Co.             3.2%  American Express Co.          3.7%
Staples, Inc.                    3.1%  Microsoft Corp.               3.7%
Varian Medical Systems, Inc.     2.9%  United Parcel Service, Inc.
                                          - Class B                  3.5%
Coventry Health Care, Inc.       2.8%  Marriott International,
                                          Inc. - Class A             3.4%
Lamar Advertising Co.            2.8%  WellPoint, Inc.               3.4%

      COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING PORTFOLIOS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Portfolio. It is expected that combining the Portfolios in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Portfolio to realize lower operating expenses and may permit shareholders of the Acquiring Portfolio to realize economies of scale. For further information on the fees and expenses of the Acquiring Portfolio, please see "More Information Regarding the Acquiring Portfolio" in this Proxy Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Portfolio and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the proposed Reorganization as of December 31, 2005. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable insurance contracts. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

          ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of each
                      Portfolio's average daily net assets)

                                                                                                Total Annual
                                                        Distribution &                       Portfolio Operating
                                   Management Fees   Service (12b-1) Fees   Other Expenses         Expenses
                                   ---------------   --------------------   --------------   -------------------
ACQUIRING PORTFOLIO(A)
Initial Class Shares                    0.72%              0.00%(b)            0.08%(c)             0.80%
Service Class Shares                    0.72%              0.25%               0.08%(c)             1.05%

ACQUIRED PORTFOLIO(D)
Initial Class Shares                    0.76%              0.00%(b)            0.09%(e)             0.85%
Service Class Shares                    0.76%              0.25%               0.09%(e)             1.10%

PRO FORMA
Initial Class Shares                    0.70%              0.00%(b)            0.07%(c)             0.77%
Service Class Shares                    0.70%              0.25%               0.07%(c)             1.02%

PRO FORMA - ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO AND
ADDITIONAL MERGED PORTFOLIO(f)
Initial Class Shares                    0.69%              0.00%(b)            0.08%(c)             0.77%
Service Class Shares                    0.69%              0.25%               0.08%(c)             1.02%

(a) Annual Portfolio operating expenses are based on the Portfolio's expenses for the fiscal year ended December 31, 2005.

(b) The Board has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 Plan, and the Board had determined that no fees will be paid under such plan through at least April 30, 2007. The Board reserves the right to cause such fees to be paid after that date.

(c) The Acquiring Portfolio has a contractual arrangement with TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the Acquiring Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(d) Annual portfolio operating expenses are estimated based on the Portfolio's expenses for the fiscal year ended December 31, 2005.

(e) The Acquired Portfolio has a contractual arrangement with TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the Acquired Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(f) The Reorganization may occur at or around the same time that another series of ATST, Great Companies - America(SM), is reorganized into the Acquiring Portfolio (see discussion in "The Reorganization of Great Companies - America(SM) into the Acquiring Portfolio" below. The Annual Portfolio Operating Expenses reflect the impact of both reorganizations.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Portfolio and in the Acquiring Portfolio after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The examples do not reflect expenses and charges which are, or may be, imposed under your variable insurance contracts. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The return is for illustration purposes only and is not guaranteed.

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------
ACQUIRING PORTFOLIO
Initial Class Shares                $ 82      $255      $444     $  990
Service Class Shares                $107      $334      $579     $1,283

ACQUIRED PORTFOLIO
Initial Class Shares                $ 87      $271      $471     $1,049
Service Class Shares                $112      $350      $606     $1,340

PRO FORMA
Initial Class Shares                $ 79      $246      $428     $  954
Service Class Shares                $104      $325      $563     $1,248
PRO FORMA - ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO AND
ADDITIONAL MERGED PORTFOLIO
Initial Class Shares                $ 79      $246      $428     $  954
Service Class Shares                $104      $325      $563     $1,248

              MANAGEMENT AND PERFORMANCE OF THE ACQUIRING PORTFOLIO

THE INVESTMENT ADVISER AND SUB-ADVISER

TFAI has overall responsibility for the management of the Acquiring Portfolio. For such services, the Acquiring Portfolio pays an investment advisory fee monthly at the annual rate of 0.75% of the first $500 million of the Acquiring Portfolio's average daily net assets, and 0.70% of the average daily net assets over $500 million. Effective October 27, 2006, TFAI will reduce its investment advisory fee to 0.65% of average daily net assets in excess of $2.5 billion. For more information about TFAI, see "More Information Regarding the Acquiring Portfolio - Investment Advisory Arrangements" below.

TFAI has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Portfolio. TIM is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of June 30, 2006, TIM has over $19 billion in assets under management.

Pursuant to the Acquiring Portfolio's sub-advisory agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Portfolio and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of ATST's Board and TFAI. For such services, TFAI currently pays TIM 0.35% of the first $500 million of average daily net assets and 0.30% of average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the Portfolio's expense limitation arrangement. Effective October 27, 2006, TIM will reduce its investment sub-advisory fee to 0.25% of average daily net assets in excess of $2.5 billion. In addition, also effective October 27, 2006, for purposes of calculating investment sub-advisory fees and applicable breakpoints, TIM will combine the Acquiring Portfolio's assets with those of Transamerica IDEX Mutual Funds - TA IDEX Transamerica Equity, a series of another mutual fund.

A discussion regarding the basis of the Board's approval of the Acquiring Portfolio's investment advisory arrangements is available in the Acquiring Portfolio's annual report for the period ended December 31, 2005.

The following individual has responsibility for the day-to-day management of the Acquiring Portfolio:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The Acquiring Portfolio's Statement of Additional Information, dated May 1, 2006, as supplemented from time to time, provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Acquiring Portfolio shares. It is available upon request.

PRINCIPAL INVESTMENT STRATEGIES

The Acquiring Portfolio's sub-adviser, TIM, uses a "bottom-up" approach to investing and builds the Portfolio's portfolio one company at a time by investing portfolio assets principally in equity securities. TIM generally invests at least 80% of the Portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

     -    shareholder-oriented management

     -    dominance in market share

     -    cost production advantages

     -    leading brands

     -    self-financed growth

     -    attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the Acquiring Portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the Acquiring Portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Acquiring Portfolio would do this only in seeking to avoid losses, the Acquiring Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PERFORMANCE OF THE ACQUIRING PORTFOLIO

The bar chart and tables below provide some indication of the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio's Initial Class share performance from year to year and by showing how the Acquiring Portfolio's average annual total returns for different periods compare to those of broad measures of market performance, the Russell 1000 Growth Index (Russell 1000 Growth), which measures the performance of those Russell 1000 companies with higher price-to-book rates and higher forecasted growth values, and the Standard & Poors' 500 Composite Stock Price Index (S&P 500 Index), a widely recognized index of market performance which is composed of 500 widely held common stocks that measures the general performance of the market. Absent limitation of the Acquiring Portfolio's expenses, total returns would be lower. The information does not include charges or deductions under the variable insurance contracts. Any such charges will reduce your return. Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. As with all mutual funds, past performance is not a prediction of future results.

TRANSAMERICA EQUITY - INITIAL CLASS

HIGHEST AND LOWEST RETURNS
--------------------------
HIGHEST QUARTER
12/31/1999                    33.85%

LOWEST QUARTER
09/30/2001                   (18.38)%

                            YEAR-BY-YEAR TOTAL RETURN
                             (as of 12/31 each year)

                               (PERFORMANCE GRAPH)

1996    1997    1998    1999    2000     2001      2002      2003    2004    2005
----   -----   -----   -----   -----    ------    ------    -----   -----   -----
7.19   52.84   43.28   37.79   (0.68)   (17.63)   (22.24)   31.22   15.81   16.54

The year-to-date return for the period ended June 30, 2006 is 2.47%.

AVERAGE ANNUAL TOTAL RETURNS(1)                       10 YEARS OR
(as of 12/31/05)                  1 YEAR   5 YEARS   INCEPTION(2)
-------------------------------   ------   -------   ------------
Initial Class                     16.54%    2.55%       14.24%
Service Class                     16.28%     N/A        20.55%
Russell 1000 Growth Index          5.26%   (3.58)%       6.73%
S&P 500 Index*                     4.91%    0.54%        9.07%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc. which employed different investment strategies.

(2)  Service Class shares commenced operations on May 1, 2003.

* The S&P 500 Index previously served as the Acquiring Portfolio's benchmark index. It was changed because the new benchmark index reflects more closely the investment strategies of the Acquiring Portfolio.

For additional information about the Acquiring Portfolio's performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

PERFORMANCE OF THE ACQUIRED PORTFOLIO

The bar chart and tables below provide some indication of the risks of investing in the Acquired Portfolio by showing changes in the Acquired Portfolio's Initial Class share performance from year to year and by showing how the Acquired Portfolio's average annual total returns for different periods compare to those of broad measures of market performance. The Acquired Portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent limitation of the Acquired Portfolio's expenses, total returns would be lower. The information does not include charges or deductions under the variable insurance contracts. Any such charges will reduce your return. Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. As with all mutual funds, past performance is not a prediction of future results.

JANUS GROWTH - INITIAL CLASS

HIGHEST AND LOWEST RETURNS
--------------------------
HIGHEST QUARTER
12/31/1999                    33.08%

LOWEST QUARTER
09/30/2001                   (31.92)%

                            YEAR-BY-YEAR TOTAL RETURN
                             (as of 12/31 each year)

                               (PERFORMANCE GRAPH)

1996      1997    1998    1999    2000      2001      2002      2003    2004    2005
----     -----   -----   -----   ------    ------    ------    -----   -----   -----
17.96%   17.54%  64.47   59.67   (28.94)   (28.20)   (29.92)   31.99   15.53    9.95

The year-to-date return for the period ended June 30, 2006 is (3.47)%.

AVERAGE ANNUAL TOTAL RETURNS                       10 YEARS OR LIFE
(as of 12/31/05)               1 YEAR   5 YEARS        OF FUND*
----------------------------   ------   -------    ----------------
Initial Class                   9.95%   (3.35)%          8.12%
Service Class                   9.70%     N/A           17.40%
S&P 500 Index                   4.91%    0.54%           9.07%
Russell 1000 Growth Index**     5.26%   (3.58)%          6.73%

* Initial Class shares commenced operations October 2, 1986; Service Class shares commenced operations May 1, 2003.

** The Russell 1000 Growth Index was added as a secondary benchmark to make more meaningful comparisons of the Acquired Portfolio's performance relative to the strategy it employs.

For additional information about the Acquired Portfolio's performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for Initial Class and Service Class shares of the Acquiring Portfolio. The Acquired Portfolio will distribute the shares of the Acquiring Portfolio received in the exchange to its shareholders, and then the Acquired Portfolio will be liquidated.

After the Reorganization, each shareholder of the Acquired Portfolio will own shares in the Acquiring Portfolio having an aggregate value equal to the aggregate value of shares of the Acquired Portfolio held by that shareholder as of the close of business on the business day preceding the Closing. Initial Class and Service Class shareholders of the Acquired Portfolio will receive shares of the corresponding class of the Acquiring Portfolio.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Portfolio in the names of the shareholders of the Acquired Portfolio and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Portfolio. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Portfolio in connection with their receipt of shares of the Acquiring Portfolio in the Reorganization.

Until the Closing, shareholders of the Acquired Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Portfolio shares received by the shareholder in the Reorganization.

The obligations of the Portfolios under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Portfolio. The Reorganization Plan also requires that the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION

The Portfolios have investment objectives, strategies and risks that are comparable in many respects. Because the Acquired Portfolio may invest in similar types of securities as the Acquiring Portfolio, the Portfolios are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Portfolio which should benefit shareholders of the Portfolios by spreading costs across a larger, combined asset base and allow shareholders of the Acquired Portfolio to continue to participate in a professionally managed portfolio at a lower level of operating expenses which has a stronger investment track record over the trailing one-year, three-year and five-year periods. Also, a larger Acquiring Portfolio offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Portfolio, the Acquiring Portfolio, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Immediately prior to the Reorganization, the Acquired Portfolio will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Portfolio's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Portfolio's shareholders.

As of December 31, 2005, Janus Growth, had accumulated capital loss carryforwards in the amount of approximately $709,875 (in thousands). The Acquired Portfolio's capital loss carryforwards may be used to offset, at least in part, any capital gains realized by the Acquired Portfolio prior to the Reorganization. After the Reorganization, these losses may be available to the Acquiring Portfolio to offset its capital gains, although the amount of these losses which may offset the Acquiring Portfolio's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Portfolio may not be able to use these losses as rapidly as the Acquired Portfolio might have, and part of these losses may not be useable at all. The ability of the Acquiring Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the Acquired Portfolio. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Portfolio.

EXPENSES OF THE REORGANIZATION

TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Portfolio's registration statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. These costs are estimated to be approximately $433,600.

It is anticipated that certain portfolio holdings of the Acquired Portfolio may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Portfolio's post-Reorganization portfolio. The timing and extent of such transactions is difficult to predict, but portfolio holdings liquidation is not expected to exceed 50% of the Acquired Portfolio's pre-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of the Acquired Portfolio's portfolio as of June 30, 2006 are estimated to be $0.03. Such brokerage transactions may negatively affect performance.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on July 18-19, 2006. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Trustees"), of ATST determined that the interests of the shareholders of the respective Portfolios would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Portfolios and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Portfolio and the Acquiring Portfolio, which indicated that current shareholders of the Acquired Portfolio will benefit from the Reorganization by getting a comparable investment. The Board noted TFAI's and TIM's agreement to reduce the advisory fees and sub-advisory fees payable with respect to Acquiring Portfolio assets in excess of $2.5 billion to the benefit of investors;

2. the Reorganization would allow shareholders of the Acquired Portfolio to continue to participate in a professionally-managed portfolio;

3. the Reorganization would not dilute the interests of any Portfolio's current shareholders;

4. TIM's demonstrated capacity to competently manage money in an equity growth style, and the stronger relative investment performance of the Acquiring Portfolio as compared to the Acquired Portfolio over the past five years as of April 30, 2006, as updated July 7, 2006;

5. the comparability of the Acquired Portfolio's investment objectives, policies and restrictions and share class structure to those of the Acquiring Portfolio, which indicates that Acquired Portfolio shareholders will continue in a similar investment vehicle;

6. the process employed by ATST management to evaluate potential acquiring ATST series and ultimately recommend the Acquiring Portfolio as the most appropriate acquiring series for the Acquired Portfolio and its shareholders;

7. elimination of duplication of costs and inefficiencies of having two comparable Portfolios;

8. the tax-free nature of the Reorganization to each Portfolio and its shareholders; and

9. TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization.

The Board also considered the future potential benefits to the Acquiring Portfolio in that its expense ratio may be reduced if the Reorganization Plan is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED PORTFOLIO APPROVE THE REORGANIZATION PLAN.

THE REORGANIZATION OF GREAT COMPANIES - AMERICA(SM) INTO THE ACQUIRING PORTFOLIO

The Reorganization may occur at or around the same time that another series of ATST, Great Companies - America(SM), is reorganized into the Acquiring Portfolio. Like the Acquired and Acquiring Portfolios, Great Companies - America(SM) is advised by TFAI. Pursuant to Great Companies - America(SM)'s reorganization plan, if approved by its shareholders, Great Companies - America(SM) will be reorganized into the Acquiring Portfolio on or around the date of the Closing. As a result of this reorganization, each shareholder of Great Companies - America(SM) will become a shareholder of the Acquiring Portfolio and will hold, immediately after the closing of this reorganization, shares of the same class of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of Great Companies - America(SM) held by that shareholder as of the close of business on the date of the closing of this reorganization. Great Companies - America(SM)'s reorganization is not dependent on the Reorganization, and vice versa. Great Companies - America(SM)'s reorganization could potentially further benefit the Acquiring Portfolio in that its per share operating expenses may be reduced further, which could also benefit shareholders of the Acquired Portfolio if the Reorganization is consummated.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

FORM OF ORGANIZATION

Each Portfolio is a series of ATST, a Delaware statutory trust registered as an open-end management investment company. ATST is governed by the Board, which currently consists of ten (10) trustees, nine (9) of whom are not "interested persons" (as defined in the Investment Company Act of 1940).

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Portfolio pays dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the Portfolio unless otherwise directed by shareholders.

If the Reorganization Plan is approved by shareholders of the Acquired Portfolio, then as soon as practicable before the Closing, the Acquired Portfolio will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the ATST Statement of Additional Information, as supplemented from time to time. In addition, investors should note that each Portfolio publishes its holdings on its website at www.transamericaseriestrust.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

CAPITALIZATION OF THE PORTFOLIOS

The following table shows on an unaudited basis the capitalization of each Portfolio and on a pro forma basis, each as of June 30, 2006, after giving effect to the Reorganization.

                                    NET ASSETS   NET ASSET VALUE   SHARES OUTSTANDING
                                   (THOUSANDS)      PER SHARE          (THOUSANDS)
                                   -----------   ---------------   ------------------
ACQUIRING PORTFOLIO
Initial Class Shares                $1,670,411        $24.46              68,300
Service Class Shares                $   47,435        $24.29               1,953

ACQUIRED PORTFOLIO
Initial Class Shares                $1,497,995        $37.03              40,453
Service Class Shares                $    4,591        $36.74                 125

PRO FORMA - ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO(1)
SHARE ADJUSTMENTS
Initial Class Shares                       N/A           N/A              20,789
Service Class Shares                       N/A           N/A                  64

PRO FORMA - ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO(1)
Initial Class Shares                $3,168,406        $24.46             129,542
Service Class Shares                $   52,026        $24.29               2,142

                                    NET ASSETS   NET ASSET VALUE   SHARES OUTSTANDING
                                   (THOUSANDS)      PER SHARE          (THOUSANDS)
                                   -----------   ---------------   ------------------
PRO FORMA - ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO AND
ADDITIONAL MERGED PORTFOLIO(2)
Initial Class Shares                $3,367,642        $24.46            $137,688
Service Class Shares                $   55,783        $24.29            $  2,297

(1) The net assets of the Acquired Portfolio will be converted to shares based on the Acquiring Portfolio's net asset value per share.

(2) The net assets of the Acquired Portfolio and additional merged Portfolio (see discussion in "The Reorganization of Great Companies - America(SM) into the Acquiring Portfolio" above) will be converted to shares based on the Acquiring Portfolio's net asset value per share.

                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

TFAI, the Portfolios' investment adviser, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Transamerica Fund Services, Inc. ("TFS") is the Acquired and Acquiring Portfolios' administrator and transfer agent, and AFSG Securities Corp. ("AFSG") is the Acquired and Acquiring Portfolios' distributor/principal underwriter. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. AFSG is located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52494. TFAI, TIM, TFS and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SHAREHOLDER REPORTS

Shareholders can find important information about the Portfolios in the ATST annual report dated December 31, 2005 and the ATST semi-annual report dated June 30, 2006 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Portfolios, or by calling the Portfolios, at the address and telephone number shown on the first page of this Proxy Statement/Prospectus.

PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about September 5, 2006, but proxies may also be solicited by telephone and/or in person by representatives of ATST, regular employees of TFS, their affiliate(s), or Computershare Fund Services ("Computershare"), a private proxy services firm. The estimated costs of retaining Computershare is approximately $398,600. If we have not received your voting instructions as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your voting instructions. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.

SHAREHOLDER VOTING

Shareholders of record of the Acquired Portfolio at the close of business on August 4, 2006 (the "Record Date") are entitled to notice of, and to provide voting instructions at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 39,878,611.053 shares of the Acquired Portfolio.

The persons owning of record or beneficially 5% or more of the outstanding shares of the Acquired Portfolio (and the Acquiring Portfolio) as of the Record Date, are set forth in Appendix D. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of either Portfolio. As of the Record Date, there were no persons who were known to control either Portfolio.

Insurance companies that use shares of the Acquired Portfolio as funding media for their variable insurance contracts will vote shares of the Portfolio held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of the Acquired Portfolio held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the Acquired Portfolio will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of owners of variable insurance contracts could determine the outcome of the vote, if other owners fail to vote.

Thirty-three and one-third percent (33 1/3%) of the Acquired Portfolio's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Acquired Portfolio shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR approval of the Reorganization Plan. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. If you vote by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of ATST prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

VOTE REQUIRED

Approval of the Reorganization Plan requires, if a quorum is present at the Special Meeting, the vote of a "majority of the outstanding voting securities" of the Acquired Portfolio, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Portfolio's outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

SHAREHOLDER PROPOSALS

As a general matter, ATST does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE PORTFOLIOS

ATST is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolios can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Portfolios.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Trustees,


                                        /s/ John K. Carter
                                        ----------------------------------------
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary
                                        AEGON/Transamerica Series Trust

_____________, 2006
570 Carillon Parkway
St. Petersburg, Florida 33716

               MORE INFORMATION REGARDING THE ACQUIRING PORTFOLIO

The following information applies to both the Acquired and Acquiring Portfolios.

INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Portfolios are managed by TFAI, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Portfolios. All such advisers to the Portfolios are supervised by the Board. You can find additional information about the ATST Trustees and officers in the Statement of Additional Information of ATST, dated May 1, 2006. TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including TIM and Great Companies. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Portfolios. For these services, TFAI is paid an advisory fee. This fee is calculated on the average daily net assets of each Portfolio, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. Great Companies and TIM are affiliates of TFAI and ATST.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

ATST may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATST and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

     (1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

     (2)  materially change the terms of any sub-advisory agreement; and

     (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, the investment adviser for ATST, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the ATST funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the ATST funds are not aware of any allegation of wrongdoing against them and their board at the time this Proxy Statement/Prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the ATST funds, will bear the costs regarding these regulatory matters.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with ATST on behalf of each Portfolio, pursuant to which TFAI has agreed to reimburse a Portfolio for certain operating expenses so that the total annual operating expenses do not exceed 0.85% of average daily net assets (excluding 12b-1 fees and certain extraordinary expenses) for that Portfolio. ATST, on behalf of the Portfolios, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of each Portfolio during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to ATST at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement, or may be terminated by ATST, without payment of any penalty, upon ninety (90) days' prior notice to TFAI.

SHARE CLASSES

ATST offers two share classes, each with its own sales charge and expense structure. Initial Class shares are subject to a Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of Portfolio), but ATST does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. ATST reserves the right to pay such fees after that date. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. ATST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the net asset value (NAV) per share next determined after receipt and acceptance by the ATST's distributor (or other agent) of a purchase order or receipt of a redemption request. Each Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of the Portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Portfolio does not price its shares (therefore, the NAV of a Portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of certain ATST asset allocation portfolios that invest in Initial Class shares of the Portfolios and corresponding orders for these shares of the Portfolios are priced on the same day when orders for shares of the asset allocation portfolios are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation portfolios before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding shares of the Portfolios on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the Portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price

("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open end investment companies are generally valued at the NAV per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends and capital gains distributions of the Portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the separate accounts of WRL and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

ATST has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for ATST. The Plan permits the use of Portfolio assets to help finance the distribution of the shares of the Portfolios. Under the Plan, ATST, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each Portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the Portfolios. For the sale and distribution of Service Class shares, ATST may pay to various service providers up to 0.25% of the average daily net assets of a Portfolio attributable to the Service Class. Because ATST pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this Proxy Statement/Prospectus, ATST has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. ATST may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the Portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the Portfolios. Additionally, if a Portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the Portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the Portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of Portfolio assets (i.e., without additional cost to the Portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the Portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Portfolios, and thus, do not result in increased Portfolio expenses, and are not reflected in the fee and expenses tables included in the Portfolios' prospectuses.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the Portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provides incentive for the insurers and other intermediaries to make the Portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investors may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the Portfolios.

Investors also should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into Portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one Portfolio to another and then back again after a short period of time. As money is shifted in and out, a Portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Portfolio shares may disrupt Portfolio management by adversely impacting the ability of the Portfolio sub-adviser to invest assets in an orderly, long-term manner, and generate forced and unplanned Portfolio turnover, lost opportunity costs and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all investors. Also, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs. Ultimately, this practice may hurt Portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. The Portfolios rely on the insurance companies that offer shares of the Portfolios as investment options for variable contracts to monitor short-term and frequent trading by their customers. The Portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing or excessive trading activity by their customers, and that they will use their best efforts to prevent market timing or excessive trading activity that appears to be in contravention of the Portfolios' policies on market timing or excessive trading as disclosed in this prospectus. In addition, each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). However, the Portfolios reserve the right to determine less active trading to be "excessive" or related to market timing. The Portfolios apply these policies and procedures to all investors on a uniform basis.

While the Portfolios discourage market timing and excessive short-term trading, the Portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the Portfolios restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that insurance companies may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in the Portfolios by an ATST Asset Allocation portfolio that invest in a Portfolio in furtherance of its objective are not considered to be market timing or excess trading.

IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

INVESTMENT POLICY CHANGES

Transamerica Equity, the Acquiring Portfolio, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this Proxy Statement/Prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Portfolios may be changed by ATST's Board without shareholder approval. To the extent authorized by law, ATST and each of the Portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

                FINANCIAL HIGHLIGHTS FOR THE ACQUIRING PORTFOLIO

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the Acquiring Portfolio's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Portfolio for the period shown, assuming reinvestment of all dividends and distributions. The information through December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Portfolio's financial statements, is included in the 2005 Annual Report, which is available to you upon request. The information from January 1, 2006 through June 30, 2006 is unaudited.

TRANSAMERICA EQUITY

FINANCIAL HIGHLIGHTS
(UNAUDITED FOR THE PERIOD ENDED JUNE 30, 2006)

                                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (A)
                           ----------------------------------------------------------------------------------------------------
                                                Investment Operations                       Distributions
                           Net Asset  -----------------------------------------  -----------------------------------  Net Asset
                 For the     Value,        Net        Net Realized                From Net   From Net                   Value,
                 Period    Beginning    Investment   and Unrealized     Total    Investment  Realized      Total         End
                Ended (b)  of Period  Income (Loss)    Gain (Loss)   Operations    Income      Gains   Distributions  of Period
               ----------  ---------  -------------  --------------  ----------  ----------  --------  -------------  ---------
Initial Class   6/30/2006    $23.87       $ 0.01         $ 0.58        $ 0.59      $   --     $   --      $   --        $24.46
               12/31/2005     20.88        (0.02)          3.43          3.41       (0.08)     (0.34)      (0.42)        23.87
               12/31/2004     18.03         0.09           2.76          2.85          --         --          --         20.88
               12/31/2003     13.74        (0.02)          4.31          4.29          --         --          --         18.03
               12/31/2002     17.67        (0.04)         (3.89)        (3.93)         --         --          --         13.74
               12/31/2001     21.78        (0.07)         (3.77)        (3.84)         --      (0.27)      (0.27)        17.67
Service Class   6/30/2006     23.73        (0.02)          0.58          0.56          --         --          --         24.29
               12/31/2005     20.80        (0.07)          3.40          3.33       (0.06)     (0.34)      (0.40)        23.73
               12/31/2004     17.99         0.09           2.72          2.81          --         --          --         20.80
               12/31/2003     14.68        (0.04)          3.35          3.31          --         --          --         17.99

                                                           RATIOS/SUPPLEMENTAL DATA
                                          ----------------------------------------------------------
                                                        Ratio of Expenses
                                          Net Assets,      to Average      Net Investment
                 For the                     End of      Net Assets (f)     Income (Loss)  Portfolio
                 Period        Total         Period    ------------------    to Average     Turnover
                Ended (b)  Return (c)(g)    (000's)    Net (d)  Total (e)  Net Assets (f)   Rate (g)
               ----------  -------------  -----------  -------  ---------  --------------  ---------
Initial Class   6/30/2006       2.47%      $1,670,411   0.77%     0.77%         0.05%          3%
               12/31/2005      16.54        1,670,310   0.80      0.80         (0.10)         34
               12/31/2004      15.81        1,229,731   0.81      0.81          0.48          69
               12/31/2003      31.22          640,555   0.78      0.78         (0.11)         19
               12/31/2002     (22.24)         370,216   0.82      0.82         (0.24)         23
               12/31/2001     (17.63)         244,735   0.85      0.91         (0.39)         51
Service Class   6/30/2006       2.32           47,435   1.02      1.02         (0.19)          3
               12/31/2005      16.28           37,784   1.05      1.05         (0.35)         34
               12/31/2004      15.62           18,159   1.08      1.08          0.49          69
               12/31/2003      22.55            1,600   1.05      1.05         (0.34)         19

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity (the "Fund") share classes commenced operations as follows:

     Initial Class - December 31, 1980

     Service Class - May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the period ended June 30, 2006 and the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any, (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

                               INDEX OF APPENDICES

Appendix A: Form of Plan of Reorganization
Appendix B: Explanation of Strategies and Risks
Appendix C: Performance Update
Appendix D: Share Ownership

                   APPENDIX A: FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this July 19, 2006, by AEGON/Transamerica Series Trust (the "Trust") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series, Janus Growth and Transamerica Equity.

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (the "Reorganization") will consist of the transfer of all of the assets of Acquired Portfolio in the table below to the Acquiring Portfolio in the table below in exchange solely for Initial Class and Service Class voting shares of the Acquiring Portfolio (the "Acquiring Portfolio Shares"); the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio; and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan:

ACQUIRED PORTFOLIO   ACQUIRING PORTFOLIO
------------------   -------------------
   Janus Growth      Transamerica Equity

WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Portfolio for the Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for the Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

NOW, THEREFORE, the Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1. Subject to the requisite approvals of the shareholders of the Acquired Portfolio and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust will transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of an Acquired Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Portfolio Shareholders"), on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Acquiring Portfolio Shares to be so credited to Initial and Service Class Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although shares representing interests in shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.   VALUATION

2.1. The value of the Acquired Portfolio's assets to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trustee's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Trustee's Board of Trustees.

2.2. The net asset value of an Acquiring Portfolio Share of any class shall be the net asset value per share computed for that class as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Trust's Board of Trustees.

2.3. The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined by dividing the value of the net assets of the Acquired Portfolio determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquiring Portfolio's designated record keeping agent.

3.   CLOSING AND CLOSING DATE

3.1. The Closing Date shall be October 27, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the Board of Trustees or officers of the Trust may designate.

3.2. The Trust shall direct the custodian of the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Portfolio shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Portfolio.

3.3. Transamerica Fund Services, Inc., as transfer agent for the Acquired Portfolio (the "Transfer Agent"), shall deliver, on behalf of the Acquired Portfolio, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

     (a) The Acquired Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio's assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

     (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

     (g) The Acquired Portfolio has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The financial statements of the Acquired Portfolio as of and for the year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm. Such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on the balance sheet or in the notes thereto;

     (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder;

     (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

     (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Portfolio, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

     (a) The Acquiring Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Portfolio, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Portfolio is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The financial statements of the Acquiring Portfolio as of and for the year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on the balance sheet or in the notes thereto;

     (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph
          (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder;

     (l) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

     (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Portfolio and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Acquiring Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to Trust or the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Trust will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Portfolio covenants that the Acquiring Portfolio Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares of each class received at the Closing.

5.7. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio's election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Portfolio and the Trust contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust and the Acquiring Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust and the Acquiring Portfolio on or before the Closing Date; and

6.3. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at the Acquiring Portfolio's election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust and the Acquired Portfolio contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust or the Acquired Portfolio on or before the Closing Date;

7.3. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Acquiring Portfolio, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Delaware law and/or the 1940 Act, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Acquiring Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Transamerica Fund Advisors, Inc., the investment adviser, and/or its affiliates, to the Acquired Portfolio and the Acquiring Portfolio, shall bear all of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.  AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Trust; provided, however, that following any meeting of the shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Trustees of the Trust has caused this Reorganization Plan to be approved on behalf of the Acquiring Portfolio and the Acquired Portfolio.

                                        AEGON/Transamerica Series Trust


                                        By: /s/ John K. Carter
                                            ------------------------------------
                                        Name: John K. Carter
                                        Title: Chief Executive Officer,
                                               President, General Counsel
                                               and Secretary

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions about the Portfolios, you found descriptions of the principal strategies and risks associated with the Portfolios. In those pages, you were referred to this Appendix for more information about the risks of both principal and non-principal investments.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

Both the Acquiring and Acquired Portfolios are diversified funds under the 1940 Act.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a Portfolio may hold fluctuate in price, the value of an investment in the Portfolio will go up and down.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with U.S. securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your Portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some Portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The Portfolio may incur costs when it converts other currencies into dollars, and vice-versa.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a Portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the Portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the Portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, the Acquired Portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. The Portfolio uses derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a Portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The Portfolio's investment in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Portfolio's interest. If the Portfolio manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

     Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your Portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

PORTFOLIO TURNOVER

A Portfolio may engage in a significant number of short-term transactions, which may lower performance. High turnover rate will not limit a manager's ability to buy or sell securities for these Portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Portfolio. The Portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a Portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

INVESTMENT STRATEGIES

A Portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Board. No Portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Portfolios to other risks and considerations, which are discussed in the Statement of Additional Information of ATST, dated May 1, 2006.

                         APPENDIX C: PERFORMANCE UPDATE

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91%.Much of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding and stock prices rising. For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Equity, Initial Class returned 16.54%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 5.26% and 4.91%, respectively.

STRATEGY REVIEW

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. Major themes in recent years have included the digitization/ personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's top contributors to performance fall into one of these categories. For example, in the area of technology and productivity, we chose SanDisk corporation ("SanDisk"), which designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. At WellPoint, Inc. ("WellPoint"), a managed care company, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. During 2005,WellPoint began applying its efficient approach to Anthem, a managed care company with which it merged in 2004, and moved forward with the acquisition of yet another managed care company, WellChoice, Inc. The third top contributor, Chicago Mercantile Exchange Holdings Inc., one of the world's largest futures exchanges, is riding a wave of worldwide growth in futures and derivatives trading and, importantly, is at the forefront of the move to electronic exchanges.

Among the expanding-global-infrastructure investments that performed best were Expeditors International, an established freight forwarding company, and Praxair, Inc., which supplies gases used in industrial production. The price gains in these and other stocks were partially offset by losses for Lexmark International, Inc., United Parcel Service, Inc., and XM Satellite Radio Holdings Inc. ("XM").We exited the first two but continue to hold XM, where we view the downturn as temporary. A slowdown in sales at XM's major distributor, General Motors Corporation, and heightened competition have weighed on the stock price recently. However, the company continues to meet its targets for customer growth.

                           APPENDIX D: SHARE OWNERSHIP

As of the Record Date, the name, address, and share ownership of the entities who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization are set forth below:

                                  Janus Growth

                                                          Shares
Beneficial or Record Owner of Securities and Address       Owned       % Owned
----------------------------------------------------   -------------   -------
Transamerica Life Insurance Company
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499                                 5,499,198.809   13.7898%
Western Reserve Life Assurance Company of Ohio
570 Carillon Parkway
St. Petersburg, FL 33716                               28,102,784.19   70.4708%

                               Transamerica Equity

                                                          Shares
Beneficial or Record Owner of Securities and Address       Owned       % Owned
----------------------------------------------------   -------------   -------
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, Fl 33716                                23,771,986.3   34.0282%
Transamerica Occidental Life Insurance Company
4333 Edgewood Road, NE
Cedar Rapids, IA 52499                                 5,055,661.479    7.2369%
Transamerica Life Insurance Company
4333 Edgewood Road, NE
Cedar Rapids, IA 52499                                 14,549,286.12   20.8264%

                                     PART B

                         AEGON/TRANSAMERICA SERIES TRUST
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                       Statement of Additional Information

                           [___________________, 2006]

Acquisition of the Assets and Liabilities of:   By and in Exchange for Shares of:

Janus Growth                                    Transamerica Equity

This Statement of Additional Information is available to the shareholders of Janus Growth in connection with a proposed transaction whereby all of the assets and liabilities of Janus Growth will be transferred to Transamerica Equity in exchange for shares of Transamerica Equity.

This Statement of Additional Information of Transamerica Equity consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for AEGON/Transamerica Series Trust dated May 1, 2006; and

2. The Financial Statements of Janus Growth and Transamerica Equity as included in AEGON/Transamerica Series Trust's Annual Report filed for the year ended December 31, 2005 and the Semi-Annual Report filed for the period ended on June 30, 2006.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated [___________, 2006] relating to the transaction may be obtained, without charge, by writing to AEGON/Transamerica Series Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling 1-800-851-9777. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


                                    Part B-1

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                           TRANSAMERICA EQUITY        JANUS GROWTH          PRO FORMA FUND
                                                          ---------------------  ---------------------  ----------------------
                                                            SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
                                                          ---------  ----------  ---------  ----------  ----------  ----------
COMMON STOCKS                                   95.8%
Amusement & Recreation Services                  1.1%
   Harrah's Entertainment, Inc.                                  --     $    --    478,775    $ 34,079     478,775    $ 34,079
Business Services                                4.6%
   Akamai Technologies, Inc.                        **           --          --    249,495       9,029     249,495       9,029
   eBay, Inc.                                       **    1,225,000      35,880  1,000,550      29,306   2,225,550      65,186
   Interpublic Group of Cos., Inc.                  ** +         12          --%        --          --          12          --%
   Lamar Advertising Co.                            **           --          --    768,270      41,379     768,270      41,379
   Moody's Corp.                                            600,000      32,676         --          --     600,000      32,676
Chemicals & Allied Products                      5.2%
   Praxair, Inc.                                          1,050,000      56,700         --          --   1,050,000      56,700
   Procter & Gamble Co.                                     900,000      50,040    536,170      29,811   1,436,170      79,851
   Reckitt Benckiser PLC                                         --          --    912,531      34,093     912,531      34,093
Commercial Banks                                 0.1%
   Commerce Bancorp, Inc.                           +            --          --     99,005       3,532      99,005       3,532
Communication                                    0.6%
   XM Satellite Radio Holdings, Inc.-Class A        ** +  1,300,000      19,045         --          --   1,300,000      19,045
Communications Equipment                         4.1%
   QUALCOMM, Inc.                                         2,000,000      80,140    941,650      37,732   2,941,650     117,872
   Research In Motion, Ltd.                         **           --          --    212,635      14,836     212,635      14,836
Computer & Data Processing Services             11.0%
   Amdocs, Ltd.                                     **           --          --    927,325      33,940     927,325      33,940
   Ceridian Corp.                                   **           --          --    969,780      23,701     969,780      23,701
   Google, Inc.-Class A                             **           --          --     95,405      40,006      95,405      40,006
   Intuit, Inc.                                     **      900,000      54,351         --          --     900,000      54,351
   Microsoft Corp.                                        2,700,000      62,910         --          --   2,700,000      62,910
   NAVTEQ Corp.                                     ** +         --          --    841,385      37,593     841,385      37,593
   Yahoo!, Inc.                                     **           --          --  3,084,030     101,773   3,084,030     101,773
Computer & Office Equipment                      4.3%
   Apple Computer, Inc.                             ** +    700,000      39,984    537,360      30,694   1,237,360      70,678
   EMC Corp.                                        **           --          --  1,484,005      16,280   1,484,005      16,280
   Sandisk Corp.                                    ** +  1,000,000      50,980         --          --   1,000,000      50,980
Drug Stores & Proprietary Stores                 1.7%
   Walgreen Co.                                           1,200,000      53,808         --          --   1,200,000      53,808
Electronic & Other Electric Equipment            2.9%
   General Electric Co.                                   1,400,000      46,144  1,451,225      47,832   2,851,225      93,976
Electronic Components & Accessories              0.9%
   Advanced Micro Devices, Inc.                     **           --          --  1,210,300      29,556   1,210,300      29,556
Engineering & Management Services                1.7%
   Jacobs Engineering Group, Inc.                   **      680,000      54,155         --          --     680,000      54,155
Food Stores                                      0.7%
   Safeway, Inc.                                    +            --          --    837,195      21,767     837,195      21,767

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.


                                    Part B-2

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                           TRANSAMERICA EQUITY        JANUS GROWTH          PRO FORMA FUND
                                                          ---------------------  ---------------------  ----------------------
                                                            SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
                                                          ---------  ----------  ---------  ----------  ----------  ----------
Health Services                                  1.3%
   Coventry Health Care, Inc.                       **           --          --    766,500      42,112     766,500      42,112
Hotels & Other Lodging Places                    4.4%
   Marriott International, Inc.-Class A                   1,550,000      59,086         --          --   1,550,000      59,086
   MGM Mirage, Inc.                                 ** +  1,200,000      48,960         --          --   1,200,000      48,960
   Starwood Hotels & Resorts Worldwide, Inc.                     --          --    553,945      33,425     553,945      33,425
Industrial Machinery & Equipment                 2.1%
   Caterpillar, Inc.                                        900,000      67,032         --          --     900,000      67,032
Instruments & Related Products                   0.5%
   Alcon, Inc.                                      +            --          --    158,690      15,639     158,690      15,639
Insurance                                        3.8%
   UnitedHealth Group, Inc.                                      --          --  1,434,095      64,219   1,434,095      64,219
   WellPoint, Inc.                                  **      800,000      58,216         --          --     800,000      58,216
Management Services                              1.5%
   Paychex, Inc.                                          1,200,000      46,776         --          --   1,200,000      46,776
Medical Instruments & Supplies                   4.2%
   Synthes, Inc.                                    +            --          --    427,829      51,514     427,829      51,514
   Varian Medical Systems, Inc.                     **           --          --    903,025      42,758     903,025      42,758
   Zimmer Holdings, Inc.                            **      700,000      39,704         --          --     700,000      39,704
Oil & Gas Extraction                             3.7%
   Anadarko Petroleum Corp.                                 720,000      34,337         --          --     720,000      34,337
   Apache Corp.                                                  --          --    123,430       8,424     123,430       8,424
   Schlumberger, Ltd.                               +     1,100,000      71,621     69,475       4,524   1,169,475      76,145
Personal Credit Institutions                     0.6%
   SLM Corp.                                                     --          --    385,195      20,385     385,195      20,385
Petroleum Refining                               2.4%
   Suncor Energy, Inc.                                      660,000      53,467         --          --     660,000      53,467
   Valero Energy Corp.                                           --          --    358,325      23,836     358,325      23,836
Pharmaceuticals                                 13.0%
   Allergan, Inc.                                           500,000      53,630         --          --     500,000      53,630
   Celgene Corp.                                    **           --          --  2,479,190     117,588   2,479,190     117,588
   Dade Behring Holdings, Inc.                                   --          --    576,545      24,007     576,545      24,007
   Elan Corp. PLC, ADR                              ** +         --          --    514,430       8,591     514,430       8,591
   Genentech, Inc.                                  **      580,000      47,444    201,845      16,511     781,845      63,955
   Gilead Sciences, Inc.                            **           --          --    538,395      31,851     538,395      31,851
   Roche Holding AG-Genusschein                                  --          --    543,508      89,668     543,508      89,668
   Teva Pharmaceutical Industries, Ltd., ADR                     --          --    954,125      30,141     954,125      30,141
Printing & Publishing                            1.8%
   McGraw-Hill Cos., Inc. (The)                           1,150,000      57,764         --          --   1,150,000      57,764
Retail Trade                                     2.9%
   Staples, Inc.                                          1,950,000      47,424  1,928,017      46,889   3,878,017      94,313
Security & Commodity Brokers                     7.9%

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                           TRANSAMERICA EQUITY        JANUS GROWTH          PRO FORMA FUND
                                                          ---------------------  ---------------------  ----------------------
                                                            SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
                                                          ---------  ----------  ---------  ----------  ----------  ----------
   American Express Co.                                   1,200,000      63,864         --          --   1,200,000      63,864
   Ameriprise Financial, Inc.                             1,000,000      44,670         --          --   1,000,000      44,670
   Chicago Mercantile Exchange                      +       200,000      98,230     70,390      34,572     270,390     132,802
   Merrill Lynch & Co., Inc.                                                 --    206,735      14,380     206,735      14,380
Telecommunications                               0.7%
   Sprint Nextel Corp.                                    1,200,000      23,988         --          --   1,200,000      23,988
Transportation & Public Utilities                2.8%
   Expeditors International of Washington, Inc.     +     1,600,000      89,616         --          --   1,600,000      89,616
Trucking & Warehousing                           2.4%
   United Parcel Service, Inc.-Class B                      730,000      60,101    200,225      16,485     930,225      76,586
Wholesale Trade Nondurable Goods                 0.9%
   SYSCO Corp.                                                   --          --    935,845      28,599     935,845      28,599
                                                                     ----------             ----------              ----------
TOTAL COMMON STOCKS (COST: $2,390,549)                                1,702,743              1,383,057               3,085,800
                                                                     ----------             ----------              ----------

                                                          PRINCIPAL    VALUE      PRINCIPAL    VALUE      PRINCIPAL    VALUE
                                                          ---------    -----      ---------    -----      ---------    -----
SECURITY LENDING COLLATERAL                      6.7%
DEBT                                             5.8%
Bank Notes                                       0.1%
   Bank of America
   5.27%, due 07/14/2006                            *     $     706    $    706   $    629     $   629    $  1,335     $ 1,335
   5.31%, due 08/10/2006                            *         1,624       1,624      1,448       1,448       3,072       3,072
Certificates Of Deposit                          0.1%
   Halifax Bank of Scotland
   5.11%, due 07/10/2006                            *         1,765       1,765      1,574       1,574       3,339       3,339
Commercial Paper                                 1.1%
   Barton Capital LLC-144A
   5.26%, due 07/07/2006                                        701         701        625         625       1,326       1,326
   5.27%, due 07/20/2006                                      1,412       1,412      1,259       1,259       2,671       2,671
   Clipper Receivables Corp.
   5.12%, due 07/05/2006                                      1,752       1,752      1,562       1,562       3,314       3,314
   CRC Funding LLC-144A
   5.28%, due 07/21/2006                                      1,765       1,765      1,574       1,574       3,339       3,339
   Fairway Finance Corp.-144A
   5.25%, due 07/07/2006                                      2,110       2,110      1,881       1,881       3,991       3,991
   Falcon Asset Securitization Corp.-144A
   5.29%, due 07/24/2006                                      2,101       2,101      1,873       1,873       3,974       3,974
   Grampian Funding LLC-144A
   5.32%, due 07/21/2006                                      1,046       1,046        933         933       1,979       1,979
   Jupiter Securitization Corp.-144A
   5.09%, due 07/05/2006                                      1,466       1,466      1,307       1,307       2,773       2,773

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                           TRANSAMERICA EQUITY        JANUS GROWTH          PRO FORMA FUND
                                                          ---------------------  ---------------------  ----------------------
                                                          PRINCIPAL    VALUE     PRINCIPAL    VALUE     PRINCIPAL      VALUE
                                                          ---------  ----------  ---------  ----------  ----------  ----------
   Preferred Receivables Corp.-144A
   5.27%, due 07/18/2006                                      1,765       1,765      1,573       1,573       3,338       3,338
   Sheffield Receivables Corp.-144A
   5.31%, due 07/06/2006                                      3,526       3,526      3,144       3,144       6,670       6,670
   5.31%, due 07/13/2006                                      1,765       1,765      1,573       1,573       3,338       3,338
Euro Dollar Overnight                              0.4%
   Fortis Bank
   5.09%, due 07/05/2006                                      3,530       3,530      3,147       3,147       6,677       6,677
   Harris NA
   5.08%, due 07/05/2006                                      2,118       2,118      1,888       1,888       4,006       4,006
   Svenska Handlesbanken
   5.29%, due 07/03/2006                                      1,423       1,423      1,269       1,269       2,692       2,692
Euro Dollar Terms                                  1.1%
   Abbey National PLC
   5.10%, due 07/10/2006                                      5,295       5,295      4,720       4,720      10,015      10,015
   Barclays
   5.15%, due 08/01/2006                                      3,530       3,530      3,147       3,147       6,677       6,677
   Calyon
   5.30%, due 08/08/2006                                      1,059       1,059        944         944       2,003       2,003
   Dexia Group
   5.30%, due 08/09/2006                                      1,765       1,765      1,573       1,573       3,338       3,338
   Toronto Dominion Bank
   5.30%, due 07/26/2006                                      2,118       2,118      1,888       1,888       4,006       4,006
   UBS AG
   5.25%, due 07/21/2006                                      3,530       3,530      3,147       3,147       6,677       6,677
Repurchase Agreements++                            3.0%
   Credit Suisse First Boston Corp.
      5.35%, dated 06/30/2006 to be
      repurchased at $3,036 on 07/03/2006                     1,604       1,604      1,430       1,430       3,034       3,034
   Goldman Sachs Group, Inc. (The)
      5.35%, dated 06/30/2006 to be
      repurchased at $39,119 on 07/03/2006                   20,672      20,672     18,430      18,430      39,102      39,102
   Lehman Brothers, Inc. 5.35%, dated
      06/30/2006 to be repurchased at
      $4,772 on 07/03/2006                                    2,521       2,521      2,248       2,248       4,769       4,769
   Merrill Lynch & Co. 5.30%, dated
      06/30/2006 to be repurchased at $30,287
      on 07/03/2006                                          16,004      16,004     14,269      14,269      30,273      30,273
   Morgan Stanley Dean Witter & Co. 5.30%,
      dated 06/30/2006 to be repurchased at
      $14,382 on 07/03/2006                                   7,600       7,600      6,776       6,776      14,376      14,376

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                           TRANSAMERICA EQUITY        JANUS GROWTH          PRO FORMA FUND
                                                          ---------------------  ---------------------  ----------------------
                                                          PRINCIPAL    VALUE     PRINCIPAL    VALUE     PRINCIPAL      VALUE
                                                          ---------  ----------  ---------  ----------  ----------  ----------
   Morgan Stanley Dean Witter & Co. 5.36%,
   dated 06/30/2006 to be repurchased at $3,747
   on 07/03/2006                                              1,980       1,980      1,765       1,765       3,745       3,745

                                                            SHARES     VALUE     SHARES      VALUE      SHARES        VALUE
                                                          ---------    -----    ---------    -----     ----------  -----------
INVESTMENT COMPANIES                               0.9%
   Barclays Global Investors Institutional
      Money Market Fund
   1-day yield of 5.16%                                   5,979,190  $    5,979  5,330,714  $    5,331  11,309,904 $    11,310
   Goldman Sachs Financial Square Prime
      Obligations Fund
   1-day yield of 5.05%                                   1,634,134       1,634  1,456,903       1,457   3,091,037       3,091
   Merrimac Cash Fund, Premium Class
   1-day yield of 4.92%                             @     7,569,308       7,569  6,748,376       6,748  14,317,684      14,317
                                                                     ----------             ----------              ----------
TOTAL SECURITY LENDING COLLATERAL (COST: $214,567)                      113,435                101,132                 214,567
                                                                     ----------             ----------              ----------
TOTAL INVESTMENT SECURITIES (COST: $2,605,116)      #                $1,816,178             $1,484,189              $3,300,367
                                                                     ==========             ==========              ==========

NOTES TO SCHEDULE OF INVESTMENTS:

**   Non-income producing.

+ At June 30, 2006, all or a portion of this security is on loan. The value at June 30, 2006, of all securities on loan is $207,968.

*    Floating or variable rate note. Rate is listed as of June 30, 2006.

++ Cash collateral for the Repurchase Agreements, valued at $98,427, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.50% and 7/12/2006 - 12/31/2049, respectively.

@ Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

%    Value is less than $1.

# Aggregate cost for Federal income tax purposes is $2,605,116. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $793,716 and $98,465, respectively. Net unrealized appreciation for tax purposes is $695,251.

DEFINITIONS:

144A 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities aggregated $33,399.

ADR  American Depositary Receipt

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                    TRANSAMERICA      JANUS                    PRO FORMA
                                                       EQUITY        GROWTH     ADJUSTMENTS       FUND
                                                    ------------   ----------   -----------   -----------
Assets:
   Investment securities, at cost                    $1,412,584    $1,192,532                 $2,605,116
                                                     ==========    ==========                 ==========
   Investment securities, at value (including
      securities loaned of $110,422, $97,546 and
      $207,968, respectively)                        $1,816,178    $1,484,189                 $3,300,367
   Cash                                                  16,461       113,032                    129,493
   Receivables:
   Investment securities sold                                --         8,767                      8,767
   Shares sold                                              112             2                        114
   Interest                                                  42           344                        386
   Interest from loaned securities                           --             2                          2
   Dividends                                                614           438                      1,052
   Dividends reclaims receivable                             --             8                          8
                                                     ----------    ----------                 ----------
                                                      1,833,407     1,606,782                  3,440,189
                                                     ----------    ----------                 ----------
LIABILITIES:
   Accounts payable and accrued liabilities:
   Shares redeemed                                          927           870                      1,797
   Management and advisory fees                             991         1,171                      2,162
   Service fees                                              10             1                         11
   Administration fees                                       28            24                         52
   Payable for collateral for securities on loan        113,435       101,132                    214,567
   Unrealized depreciation on forward foreign
      currency contracts                                     --           776                        776
   Other                                                    170           222                        392
                                                     ----------    ----------                 ----------
                                                        115,561       104,196                    219,757
                                                     ----------    ----------                 ----------
NET ASSETS                                           $1,717,846    $1,502,586                 $3,220,432
                                                     ==========    ==========                 ==========
NET ASSETS CONSIST OF:
   Capital stock ($.01 par value)                    $      703    $      406                 $    1,109
   Additional paid-in capital                         1,377,527     1,852,404                  3,229,931
   Distributable net investment income (loss)               416         2,334                      2,750
   Accumulated net realized gain (loss) from
      investment securities and foreign currency
      transactions                                      (64,394)     (643,440)                  (707,834)
   Net unrealized appreciation (depreciation) on:
      Investment securities                             403,594       291,657                    695,251
      Translation of assets and liabilities
         denominated in foreign currencies                   --          (775)                      (775)
                                                     ----------    ----------                 ----------
NET ASSETS                                           $1,717,846    $1,502,586                 $3,220,432
                                                     ==========    ==========                 ==========
NET ASSETS BY CLASS:
      Initial Class                                  $1,670,411    $1,497,995                 $3,168,406
      Service Class                                      47,435         4,591                     52,026

   SHARES OUTSTANDING:
      Initial Class                                      68,300        40,453    20,789 (a)      129,542
      Service Class                                       1,953           125        64 (a)        2,142

   NET ASSET VALUE AND OFFERING PRICE PER SHARE:
      Initial Class                                  $    24.46    $    37.03                 $    24.46
      Service Class                                       24.29         36.74                      24.29

(a) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 1, 2005 THROUGH JUNE 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                    TRANSAMERICA      JANUS                    PRO FORMA
                                                       EQUITY        GROWTH     ADJUSTMENTS       FUND
                                                    ------------   ----------   -----------   -----------
Investment Income:
   Dividends (net of withholding taxes on foreign
      dividends of $15, $261 and $276,
      respectively)                                 $ 11,331    $  9,919                        $ 21,250
   Interest                                              641       3,201                           3,842
   Income from loaned securities-net                     143         210                             353
                                                    --------    --------                        --------
                                                      12,115      13,330                          25,445
                                                    --------    --------                        --------
EXPENSES:
   Management and advisory fees                       11,180      12,400         (1,312)(b)       22,268
   Printing and shareholder reports                      441         607                           1,048
   Custody fees                                          137         232            (75)(c)          294
   Administration fees                                   313         326                             639
   Legal fees                                             33          38                              71
   Audit fees                                             11          15            (15)(d)           11
   Trustees fees                                          46          51                              97
   Service fees:                                                                                      --
      Service Class                                       94          11                             105
   Other                                                  40          52                              92
                                                    --------    --------         ------         --------
Total expenses before recapture of waived expenses    12,295      13,732         (1,402)          24,625
                                                                --------         ------         --------
   Recaptured expenses                                    --          89                              89
                                                    --------    --------         ------         --------
Net expenses                                          12,295      13,821         (1,402)          24,714
                                                    --------    --------         ------         --------
NET INVESTMENT INCOME (LOSS)                            (180)       (491)         1,402              731
                                                    --------    --------         ------         --------
NET REALIZED GAIN (LOSS)
   Investment securities                              69,713     143,346                         213,059
   Foreign currency transactions                          --       3,197                           3,197
                                                    --------    --------                        --------
                                                      69,713     146,543                         216,256
                                                    --------    --------                        --------
NET INCREASE (DECREASE) IN UNREALIZED
   APPRECIATION (DEPRECIATION) ON:
   Investment securities                             169,703     (32,258)                        137,445
   Translation of assets and liabilities
      denominated in foreign currencies                   --      (3,915)                         (3,915)
                                                    --------    --------                        --------
                                                     169,703     (36,173)                        133,530
                                                    --------    --------                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS                                      239,416     110,370                         349,786
                                                    --------    --------                        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $239,236    $109,879          1,402         $350,517
                                                    ========    ========         ======         ========

(b)-(d) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY AND JANUS GROWTH
PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At June 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of Janus Growth (the "Fund") to Transamerica Equity (the "Acquiring Fund") in exchange for the initial and service class shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, fee and expense structure would remain in tact with the combined fund. In addition, the Acquiring Fund has substantially more assets and a longer performance history then the Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the initial and service class shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the initial and service class shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on June 30, 2006. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective July 1, 2005 to report operations for the twelve months ended June 30, 2006.

In preparing the Acquiring Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective semi-annual reports dated June 30, 2006.

SECURITY VALUATIONS: The Acquiring Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Acquiring Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Acquiring Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee using guidelines adopted by the Board of Trustees.

NOTE 2 - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)  To remove duplicate Custody fees.

(d)  To remove duplicate Auditing fees.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

AT JUNE 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 3 - INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Series Trust ("ATST") serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. The Acquiring Fund is part of ATST.

Transamerica Fund Advisors, Inc. ("TFAI") is the Acquiring Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Acquiring Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Acquiring Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Acquiring Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund and a sub-adviser to the Pro Forma Fund.

The following schedule represents the percentage of Pro Forma Fund assets owned by affiliated investment companies at June 30, 2006:

                                                         Net        % of
                                                       Assets    Net Assets
                                                      --------   ----------
Asset Allocation- Conservative Portfolio              $ 43,154      1.34%
Asset Allocation- Growth Portfolio                     155,943      4.84%
Asset Allocation- Moderate Portfolio                   167,170      5.19%
Asset Allocation- Moderate Growth Portfolio            467,995     14.53%
                                                      --------     -----
   Total                                              $834,262     25.90%
                                                      ========     =====

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of ANA over $500 million

If the reorganization is approved, the Acquiring Fund will pay management fees to TFAI based on ANA at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of the next $2.0 billion of ANA
     0.65% of ANA over $2.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     0.85% Expense Limit

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      GREAT COMPANIES-
                                               TRANSAMERICA EQUITY      AMERICA(SM)          JANUS GROWTH        PRO FORMA FUND
                                              --------------------  ------------------- -------------------- ----------------------
                                                SHARES     VALUE      SHARES     VALUE    SHARES     VALUE      SHARES      VALUE
                                              --------- ----------  ---------- -------- --------- ---------- ----------- ----------
COMMON STOCKS                         95.9%
Aerospace                              0.2%
   United Technologies Corp.                         -- $       --     122,000 $  7,737        -- $       --     122,000 $    7,737
Amusement & Recreation Services        1.2%
   Disney (Walt) Co. (The)                           --         --     186,640    5,599        --         --     186,640      5,599
   Harrah's Entertainment, Inc.                      --         --          --       --   478,775     34,079     478,775     34,079
Beverages                              0.2%
   PepsiCo, Inc.                                     --         --     137,942    8,282        --         --     137,942      8,282
Business Services                      4.3%
   Akamai Technologies, Inc.              **         --         --          --       --   249,495      9,029     249,495      9,029
   eBay, Inc.                             **  1,225,000     35,880          --       -- 1,000,550     29,306   2,225,550     65,186
   Interpublic Group of Cos., Inc.        **+        12         --%         --       --        --         --          12         --%
   Lamar Advertising Co.                  **         --         --          --       --   768,270     41,379     768,270     41,379
   Moody's Corp.                                600,000     32,676          --       --        --         --     600,000     32,676
Chemicals & Allied Products            5.3%
   Clorox Co.                                        --         --      84,600    5,158        --         --      84,600      5,158
   Praxair, Inc.                              1,050,000     56,700          --       --        --         --   1,050,000     56,700
   Procter & Gamble Co.                         900,000     50,040      74,000    4,114   536,170     29,811   1,510,170     83,965
   Reckitt Benckiser PLC                             --         --          --       --   912,531     34,093     912,531     34,093
Commercial Banks                       0.3%
   Commerce Bancorp, Inc.                 +          --         --          --       --    99,005      3,532      99,005      3,532
   JP Morgan Chase & Co.                             --         --     131,000    5,502        --         --     131,000      5,502
Communication                          0.6%
   XM Satellite Radio Holdings,
      Inc.-Class A                        **+ 1,300,000     19,045          --       --        --         --   1,300,000     19,045
Communications Equipment               4.1%
   Corning, Inc.                          **         --         --     196,000    4,741        --         --     196,000      4,741
   QUALCOMM, Inc.                             2,000,000     80,140     100,000    4,007   941,650     37,732   3,041,650    121,879
   Research In Motion, Ltd.               **         --         --          --       --   212,635     14,836     212,635     14,836
Computer & Data Processing Services   10.6%
   Amdocs, Ltd.                           **         --         --          --       --   927,325     33,940     927,325     33,940
   Ceridian Corp.                         **         --         --          --       --   969,780     23,701     969,780     23,701
   F5 Networks, Inc.                      **+        --         --      38,000    2,032        --         --      38,000      2,032
   Google, Inc.-Class A                   **         --         --          --       --    95,405     40,006      95,405     40,006
   Intuit, Inc.                           **    900,000     54,351          --       --        --         --     900,000     54,351
   Microsoft Corp.                            2,700,000     62,910          --       --        --         --   2,700,000     62,910
   NAVTEQ Corp.                           **+        --         --          --       --   841,385     37,593     841,385     37,593
   Sun Microsystems, Inc.                 **         --         --     875,000    3,631        --         --     875,000      3,631
   Yahoo!, Inc.                           **         --         --     136,000    4,488 3,084,030    101,773   3,220,030    106,261
Computer & Office Equipment            4.1%
   Apple Computer, Inc.                   **+   700,000     39,984      62,110    3,548   537,360     30,694   1,299,470     74,226
   EMC Corp.                              **         --         --          --       -- 1,484,005     16,280   1,484,005     16,280
   Sandisk Corp.                          **+ 1,000,000     50,980          --       --        --         --   1,000,000     50,980
Drug Stores & Proprietary Stores       1.6%
   Walgreen Co.                               1,200,000     53,808          --       --        --         --   1,200,000     53,808
Electronic & Other Electric Equipment  3.9%
   Advanced Micro Devices, Inc.           **         --         --          --       -- 1,210,300     29,556   1,210,300     29,556
   Emerson Electric Co.                              --         --      62,000    5,196        --         --      62,000      5,196
   General Electric Co.                       1,400,000     46,144     180,000    5,933 1,451,225     47,832   3,031,225     99,909
Electronic Components & Accessories    0.2%
   Intel Corp.                                       --         --     250,000    4,738        --         --     250,000      4,738
   Trident Microsystems, Inc.             **         --         --      86,000    1,632        --         --      86,000      1,632

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      GREAT COMPANIES-
                                               TRANSAMERICA EQUITY      AMERICA(SM)          JANUS GROWTH        PRO FORMA FUND
                                              --------------------  ------------------- -------------------- ----------------------
                                                SHARES     VALUE      SHARES     VALUE    SHARES     VALUE      SHARES      VALUE
                                              --------- ----------  ---------- -------- --------- ---------- ----------- ----------
Engineering & Management Services      1.6%
   Jacobs Engineering Group, Inc.         **    680,000     54,155          --       --        --         --     680,000     54,155
Food Stores                            0.6%
   Safeway, Inc.                          +          --         --          --       --   837,195     21,767     837,195     21,767
Furniture & Fixtures                   0.1%
   Johnson Controls, Inc.                            --         --      50,000    4,111        --         --      50,000      4,111
Health Services                        1.2%
   Coventry Health Care, Inc.             **         --         --          --       --   766,500     42,112     766,500     42,112
Hotels & Other Lodging Places          4.1%
   Marriott International, Inc.-
      Class A                                 1,550,000     59,086          --       --        --         --   1,550,000     59,086
   MGM Mirage, Inc.                       **+ 1,200,000     48,960          --       --        --         --   1,200,000     48,960
   Starwood Hotels & Resorts
      Worldwide, Inc.                                --         --          --       --   553,945     33,425     553,945     33,425
Industrial Machinery & Equipment       2.0%
   Caterpillar, Inc.                            900,000     67,032          --       --        --         --     900,000     67,032
   National Oilwell Varco, Inc.           **         --         --      35,000    2,216        --         --      35,000      2,216
Instruments & Related Products         0.6%
   Alcon, Inc.                            +          --         --          --       --   158,690     15,639     158,690     15,639
   Danaher Corp.                                     --         --      69,000    4,438        --         --      69,000      4,438
 Insurance                             3.8%
   AFLAC, Inc.                                       --         --      97,000    4,496        --         --      97,000      4,496
   UnitedHealth Group, Inc.                          --         --      78,000    3,493 1,434,095     64,219   1,512,095     67,712
   WellPoint, Inc.                        **    800,000     58,216          --       --        --         --     800,000     58,216
Leather & Leather Products             0.2%
   Coach, Inc.                            **         --         --     187,000    5,591        --         --     187,000      5,591
Life Insurance                         0.2%
   Prudential Financial, Inc.                        --         --      78,000    6,061        --         --      78,000      6,061
 Management Services                   1.4%
   Paychex, Inc.                              1,200,000     46,776          --       --        --         --   1,200,000     46,776
 Medical Instruments & Supplies        4.1%
   Bard, (C.R.) Inc.                      +          --         --      36,000    2,637        --         --      36,000      2,637
   Medtronic, Inc.                                   --         --      81,000    3,801        --         --      81,000      3,801
   Synthes, Inc.                          +          --         --          --       --   427,829     51,514     427,829     51,514
   Varian Medical Systems, Inc.           **         --         --          --       --   903,025     42,758     903,025     42,758
   Zimmer Holdings, Inc.                  **    700,000     39,704          --       --        --         --     700,000     39,704
Mining                                 0.1%
   Vulcan Materials Co.                              --         --      53,000    4,134        --         --      53,000      4,134
Motor Vehicles, Parts & Supplies       0.1%
   BorgWarner, Inc.                                  --         --      32,000    2,083        --         --      32,000      2,083
 Oil & Gas Extraction                  4.0%
   Anadarko Petroleum Corp.                     720,000     34,337          --       --        --         --     720,000     34,337
   Apache Corp.                                      --         --          --       --   123,430      8,424     123,430      8,424
   BJ Services Co.                        +          --         --     189,240    7,051        --         --     189,240      7,051
   Chesapeake Energy Corp.                           --         --      69,000    2,087        --         --      69,000      2,087
   Hugoton Royalty Trust                  +          --         --       5,005      149        --         --       5,005        149
   Nabors Industries, Ltd.                **         --         --      57,480    1,942        --         --      57,480      1,942
   Schlumberger, Ltd.                     +   1,100,000     71,621          --       --    69,475      4,524   1,169,475     76,145
   Weatherford International, Ltd.        **         --         --      77,000    3,821        --         --      77,000      3,821
   XTO Energy, Inc.                                  --         --      83,980    3,718        --         --      83,980      3,718
Paper & Allied Products                0.1%
   3M Co.                                            --         --      52,000    4,200        --         --      52,000      4,200
Personal Credit Institutions           0.6%
   SLM Corp.                                         --         --          --       --   385,195     20,385     385,195     20,385
Petroleum Refining                     2.5%
   Marathon Oil Corp.                                --         --      53,000    4,415        --         --      53,000      4,415
   Suncor Energy, Inc.                          660,000     53,467          --       --        --         --     660,000     53,467
   Valero Energy Corp.                               --         --      38,000    2,528   358,325     23,836     396,325     26,364
Pharmaceuticals                       12.7%
   Abbott Laboratories                               --         --      98,000    4,274        --         --      98,000      4,274
   Allergan, Inc.                               500,000     53,630          --       --        --         --     500,000     53,630
   Celgene Corp.                          **         --         --          --       -- 2,479,190    117,588   2,479,190    117,588

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      GREAT COMPANIES-
                                               TRANSAMERICA EQUITY      AMERICA(SM)          JANUS GROWTH        PRO FORMA FUND
                                              --------------------  ------------------- -------------------- ----------------------
                                                SHARES     VALUE      SHARES     VALUE    SHARES     VALUE      SHARES      VALUE
                                              --------- ----------  ---------- -------- --------- ---------- ----------- ----------
   Dade Behring Holdings, Inc.                       --         --          --       --   576,545     24,007     576,545     24,007
   Elan Corp. PLC, ADR                    **+        --         --          --       --   514,430      8,591     514,430      8,591
   Genentech, Inc.                        **    580,000     47,444          --       --   201,845     16,511     781,845     63,955
   Genzyme Corp.                          **         --         --      63,090    3,852        --         --      63,090      3,852
   Gilead Sciences, Inc.                  **+        --         --      41,000    2,426   538,395     31,851     579,395     34,277
   Roche Holding AG-Genusschein                      --         --          --       --   543,508     89,668     543,508     89,668
   Teva Pharmaceutical Industries,
      Ltd., ADR                                      --         --          --       --   954,125     30,141     954,125     30,141
   Wyeth                                             --         --      90,004    3,997        --         --      90,004      3,997
Printing & Publishing                  1.7%
   McGraw-Hill Cos., Inc. (The)               1,150,000     57,764          --       --        --         --   1,150,000     57,764
Radio & Television Broadcasting        0.1%
   Viacom, Inc.-Class B                   **         --         --      70,500    2,527        --         --      70,500      2,527
Retail Trade                           2.8%
   Staples, Inc.                              1,950,000     47,424          --       -- 1,928,017     46,889   3,878,017     94,313
Rubber & Misc. Plastic Products        0.1%
   Newell Rubbermaid, Inc.                +          --         --     135,000    3,487        --         --     135,000      3,487
Security & Commodity Brokers           8.1%
   American Express Co.                       1,200,000     63,864     112,000    5,961        --         --   1,312,000     69,825
   Ameriprise Financial, Inc.                 1,000,000     44,670          --       --        --         --   1,000,000     44,670
   Chicago Mercantile Exchange            +     200,000     98,230          --       --    70,390     34,572     270,390    132,802
   E*TRADE Financial Corp.                **         --         --     180,000    4,108        --         --     180,000      4,108
   Goldman Sachs Group, Inc. (The)                   --         --      27,696    4,166        --         --      27,696      4,166
   Merrill Lynch & Co., Inc.                                    --          --       --   206,735     14,380     206,735     14,380
   T. Rowe Price Group, Inc.              +          --         --     162,000    6,125        --         --     162,000      6,125
Telecommunications                     0.9%
   Embarq Corp.                           **         --         --       8,550      350        --         --       8,550        350
   Sprint Nextel Corp.                        1,200,000     23,988     171,000    3,418        --         --   1,371,000     27,406
   Verizon Communications, Inc.                      --         --     121,000    4,052        --         --     121,000      4,052
Transportation & Public Utilities      2.6%
   Expeditors International of
      Washington, Inc.                    +   1,600,000     89,616          --       --        --         --   1,600,000     89,616
Trucking & Warehousing                 2.2%
   United Parcel Service, Inc.-
      Class B                                   730,000     60,101          --       --   200,225     16,485     930,225     76,586
Wholesale Trade Nondurable Goods       0.8%
   SYSCO Corp.                                       --         --          --       --   935,845     28,599     935,845     28,599
                                                        ----------             --------           ----------             ----------
TOTAL COMMON STOCKS
   (COST: $2,584,667)                                    1,702,743              198,053            1,383,057              3,283,853
                                                        ----------             --------           ----------             ----------

                                              PRINCIPAL    VALUE     PRINCIPAL   VALUE  PRINCIPAL    VALUE    PRINCIPAL     VALUE
                                              --------- ----------  ---------- -------- --------- ---------- ----------- ----------
SECURITY LENDING COLLATERAL            6.6%
DEBT                                   5.7%
Bank Notes                             0.1%
   Bank of America
   5.27%, due 07/14/2006                  *   $     706 $      706  $       58 $     58     $ 629      $ 629 $     1,393 $    1,393
   5.31%, due 08/10/2006                  *       1,624      1,624         135      135     1,448      1,448       3,207      3,207
Certificates Of Deposit                0.1%
   Halifax Bank of Scotland
   5.11%, due 07/10/2006                  *       1,765      1,765         146      146     1,574      1,574       3,485      3,485
Commercial Paper                       1.1%
   Barton Capital LLC-144A
   5.26%, due 07/07/2006                            701        701          58       58       625        625       1,384      1,384
   5.27%, due 07/20/2006                          1,412      1,412         117      117     1,259      1,259       2,788      2,788
   Clipper Receivables Corp.
   5.12%, due 07/05/2006                          1,752      1,752         145      145     1,562      1,562       3,459      3,459
   CRC Funding LLC-144A
   5.28%, due 07/21/2006                          1,765      1,765         146      146     1,574      1,574       3,485      3,485
   Fairway Finance Corp.-144A
   5.25%, due 07/07/2006                          2,110      2,110         175      175     1,881      1,881       4,166      4,166
   Falcon Asset Securitization Corp.
      - 144A
   5.29%, due 07/24/2006                          2,101      2,101         174      174     1,873      1,873       4,148      4,148

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      GREAT COMPANIES-
                                               TRANSAMERICA EQUITY      AMERICA(SM)          JANUS GROWTH        PRO FORMA FUND
                                              --------------------  ------------------- -------------------- ----------------------
                                              PRINCPAL     VALUE    PRINCIPAL    VALUE  PRINCIPAL    VALUE    PRINCIPAL     VALUE
                                              --------- ----------  ---------- -------- --------- ---------- ----------- ----------
   Grampian Funding LLC-144A
   5.32%, due 07/21/2006                          1,046      1,046          87       87       933        933       2,066      2,066
   Jupiter Securitization Corp.-144A
   5.09%, due 07/05/2006                          1,466      1,466         122      122     1,307      1,307       2,895      2,895
   Preferred Receivables Corp.-144A
   5.27%, due 07/18/2006                          1,765      1,765         146      146     1,573      1,573       3,484      3,484
   Sheffield Receivables Corp.-144A
   5.31%, due 07/06/2006                          3,526      3,526         292      292     3,144      3,144       6,962      6,962
   5.31%, due 07/13/2006                          1,765      1,765         146      146     1,573      1,573       3,484      3,484
Euro Dollar Overnight                  0.4%
   Fortis Bank
   5.09%, due 07/05/2006                          3,530      3,530         293      293     3,147      3,147       6,970      6,970
   Harris NA
   5.08%, due 07/05/2006                          2,118      2,118         176      176     1,888      1,888       4,182      4,182
   Svenska Handlesbanken
   5.29%, due 07/03/2006                          1,423      1,423         118      118     1,269      1,269       2,810      2,810
Euro Dollar Terms                      1.0%
   Abbey National PLC
   5.10%, due 07/10/2006                          5,295      5,295         439      439     4,720      4,720      10,454     10,454
   Barclays
   5.15%, due 08/01/2006                          3,530      3,530         293      293     3,147      3,147       6,970      6,970
   Calyon
   5.30%, due 08/08/2006                          1,059      1,059          88       88       944        944       2,091      2,091
   Dexia Group
   5.30%, due 08/09/2006                          1,765      1,765         146      146     1,573      1,573       3,484      3,484
   Toronto Dominion Bank
   5.30%, due 07/26/2006                          2,118      2,118         176      176     1,888      1,888       4,182      4,182
   UBS AG
   5.25%, due 07/21/2006                          3,530      3,530         293      293     3,147      3,147       6,970      6,970
Repurchase Agreements   ++             3.0%
   Credit Suisse First Boston Corp.
      5.35%, dated 06/30/2006 to be
      repurchased at $1,738 on
      07/03/2006                                  1,604      1,604         133      133     1,430      1,430       3,167      3,167
   Goldman Sachs Group, Inc. (The)
      5.35%, dated 06/30/2006 to be
      repurchased at $22,396 on
      07/03/2006                                 20,672     20,672       1,714    1,714    18,430     18,430      40,816     40,816
   Lehman Brothers, Inc. 5.35%, dated
      06/30/2006 to be repurchased at
      $2,732 on 07/03/2006                        2,521      2,521         209      209     2,248      2,248       4,978      4,978
   Merrill Lynch & Co. 5.30%, dated
      06/30/2006 to be repurchased at
      $17,339 on 07/03/2006                      16,004     16,004       1,327    1,327    14,269     14,269      31,600     31,600
   Morgan Stanley Dean Witter & Co.
      5.30%, dated 06/30/2006 to be
      repurchased at $8,233 on
      07/03/2006                                  7,600      7,600         630      630     6,776      6,776      15,006     15,006
   Morgan Stanley Dean Witter & Co.
      5.36%, dated 06/30/2006 to be
      repurchased at $2,146 on
      07/03/2006                                  1,980      1,980         164      164     1,765      1,765       3,909      3,909

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA SCHEDULE OF INVESTMENTS
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      GREAT COMPANIES-
                                               TRANSAMERICA EQUITY      AMERICA(SM)          JANUS GROWTH        PRO FORMA FUND
                                              --------------------  ------------------- -------------------- ----------------------
                                                SHARES     VALUE      SHARES     VALUE    SHARES     VALUE      SHARES      VALUE
                                              --------- ----------  ---------- -------- --------- ---------- ----------- ----------
INVESTMENT COMPANIES                   0.9%
   Barclays Global Investors
      Institutional Money Market Fund
      1-day yield of 5.16%                    5,979,190 $    5,979     495,719 $    496 5,330,714 $    5,331  11,805,623 $   11,806
   Goldman Sachs Financial Square
      Prime Obligations Fund 1-day
      yield of 5.05%                          1,634,134      1,634     135,482      135 1,456,903      1,457   3,226,519      3,226
   Merrimac Cash Fund, Premium Class
      1-day yield of 4.92%                @   7,569,308      7,569     627,552      628 6,748,376      6,748  14,945,236     14,945
                                                        ----------             --------           ----------             ----------
TOTAL SECURITY LENDING COLLATERAL
   (COST: $223,972)                                        113,435                9,405              101,132                223,972
                                                        ----------             --------           ----------             ----------
TOTAL INVESTMENT SECURITIES
   (COST: $2,808,639)                     #             $1,816,178             $207,458            1,484,189             $3,507,825
                                                        ==========             ========            =========             ==========

FORWARD FOREIGN CURRENCY CONTRACTS:

                                       AMOUNT IN
                                     U.S. DOLLARS   NET UNREALIZED
               BOUGHT   SETTLEMENT      BOUGHT       APPRECIATION
CURRENCY       (SOLD)      DATE         (SOLD)      (DEPRECIATION)
--------      -------   ----------   ------------   --------------
Swiss Franc   (66,900)   1/11/2007     $(54,948)        $(776)
                                       --------         -----
                                       $(54,948)        $(776)
                                       ========         =====

NOTES TO SCHEDULE OF INVESTMENTS:

**   Non-income producing.

+ At June 30, 2006, all or a portion of this security is on loan. The value at June 30, 2006, of all securities on loan is $217,007.

*    Floating or variable rate note. Rate is listed as of June 30, 2006.

++ Cash collateral for the Repurchase Agreements, valued at $102,741, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.50% and 7/12/2006 - 12/31/2049, respectively.

@ Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

%    Value is less than $1.

# Aggregate cost for Federal income tax purposes is $2,811,876. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $804,486 and $108,537, respectively. Net unrealized appreciation for tax purposes is $695,949.

DEFINITIONS:

144A 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities aggregated $34,862.

ADR  American Depositary Receipt

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                      TRANSAMERICA   GREAT COMPANIES                                 PRO FORMA
                                                         EQUITY       - AMERICA(SM)    JANUS GROWTH   ADJUSTMENTS       FUND
                                                      ------------   ---------------   ------------   -----------   -----------
ASSETS:
   Investment securities, at cost                      $1,412,584        $203,523       $1,192,532                  $2,808,639
                                                       ==========        ========       ==========                  ==========
   Investment securities, at value
      (including securities loaned of $110,422,
      $9,039, $97,546 and $217,007, respectively)      $1,816,178        $207,458       $1,484,189                  $3,507,825
   Cash                                                    16,461           5,008          113,032                     134,501
   Receivables:
   Investment securities sold                                  --              --            8,767                       8,767
   Shares sold                                                112              76                2                         190
   Interest                                                    42              11              344                         397
   Interest from loaned securities                             --              --                2                           2
   Dividends                                                  614             152              438                       1,204
   Dividends reclaims receivable                               --              --                8                           8
                                                       ----------        --------       ----------                  ----------
                                                        1,833,407         212,705        1,606,782                   3,652,894
                                                       ----------        --------       ----------                  ----------
LIABILITIES:
   Accounts payable and accrued liabilities:
   Shares redeemed                                            927             111              870                       1,908
   Management and advisory fees                               991             125            1,171                       2,287
   Service fees                                                10               1                1                          12
   Administration fees                                         28               3               24                          55
   Payable for collateral for securities on loan          113,435           9,405          101,132                     223,972
   Unrealized depreciation on forward foreign
      currency contracts                                       --              --              776                         776
   Other                                                      170              67              222                         459
                                                       ----------        --------       ----------                  ----------
                                                          115,561           9,712          104,196                     229,469
                                                       ----------        --------       ----------                  ----------
NET ASSETS                                             $1,717,846        $202,993       $1,502,586                  $3,423,425
                                                       ==========        ========       ==========                  ==========
NET ASSETS CONSIST OF:
   Capital stock ($.01 par value)                      $      703        $    202       $      406                  $    1,311
   Additional paid-in capital                           1,377,527         206,390        1,852,404                   3,436,321
   Distributable net investment income (loss)                 416           1,807            2,334                       4,557
   Accumulated net realized gain (loss) from
      investment securities and foreign currency
      transactions                                        (64,394)         (9,341)        (643,440)                   (717,175)
   Net unrealized appreciation (depreciation) on:
      Investment securities                               403,594           3,935          291,657                     699,186
      Translation of assets and liabilities
         denominated in foreign currencies                     --              --             (775)                       (775)
                                                       ----------        --------       ----------                  ----------
NET ASSETS                                             $1,717,846        $202,993       $1,502,586                  $3,423,425
                                                       ==========        ========       ==========                  ==========
NET ASSETS BY CLASS:
   Initial Class                                       $1,670,411        $199,236       $1,497,995                  $3,367,642
   Service Class                                           47,435           3,757            4,591                      55,783
   SHARES OUTSTANDING:
   Initial Class                                           68,300          19,833           40,453     9,102(a)        137,688
   Service Class                                            1,953             374              125      (155)(a)         2,297
   NET ASSET VALUE AND OFFERING PRICE PER SHARE:
   Initial Class                                       $    24.46        $  10.05       $    37.03                  $    24.46
   Service Class                                            24.29           10.05            36.74                       24.29

(a)  See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES - AMERICA(SM) AND JANUS GROWTH
PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 1, 2005 THROUGH JUNE 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                      TRANSAMERICA   GREAT COMPANIES                                PRO FORMA
                                                         EQUITY       - AMERICA(SM)    JANUS GROWTH   ADJUSTMENTS      FUND
                                                      ------------   ---------------   ------------   -----------   ---------
INVESTMENT INCOME:
   Dividends (net of withholding taxes on
      foreign dividends of $15, $--, $261 and $276,
      respectively)                                     $ 11,331         $ 2,776         $  9,919                   $ 24,026
   Interest                                                  641             181            3,201                      4,023
   Income from loaned securities-net                         143               7              210                        360
                                                        --------         -------         --------                   --------
                                                          12,115           2,964           13,330                     28,409
                                                        --------         -------         --------                   --------
EXPENSES:
   Management and advisory fees                           11,180           1,765           12,400      (1,573)(b)     23,772
   Printing and shareholder reports                          441             147              607                      1,195
   Custody fees                                              137              30              232         (75)(c)        324
   Administration fees                                       313              46              326                        685
   Legal fees                                                 33               6               38                         77
   Audit fees                                                 11              13               15         (28)(d)         11
   Trustees fees                                              46               8               51                        105
   Service fees:
      Service Class                                           94              10               11                        115
   Other                                                      40               8               52                        100
                                                        --------         -------         --------      ------       --------
Total expenses before recapture of waived expenses        12,295           2,033           13,732      (1,676)        26,384
                                                        --------         -------         --------      ------       --------
   Recaptured expenses                                        --              --               89          --             89
                                                        --------         -------         --------       -----       --------
Net expenses                                              12,295           2,033           13,821      (1,676)        26,473
                                                        --------         -------         --------      ------       --------
NET INVESTMENT INCOME (LOSS)                                (180)            931             (491)      1,676          1,936
                                                        --------         -------         --------      ------       --------
NET REALIZED GAIN (LOSS)
   Investment securities                                  69,713          14,215          143,346                    227,274
   Foreign currency transactions                              --              --            3,197                      3,197
                                                        --------         -------         --------                   --------
                                                          69,713          14,215          146,543                    230,471
                                                        --------         -------         --------                   --------
NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON:
   Investment securities                                 169,703          (4,778)         (32,258)                   132,667
   Translation of assets and liabilities
      denominated in foreign currencies                       --              --           (3,915)                    (3,915)
                                                        --------         -------         --------                   --------
                                                         169,703          (4,778)         (36,173)                   128,752
                                                        --------         -------         --------                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS                                          239,416           9,437          110,370                    359,223
                                                        --------         -------         --------      ------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $239,236         $10,368         $109,879       1,676       $361,159
                                                        ========         =======         ========      ======       ========

(b) - (d) SEE NOTE 2 OF THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TRANSAMERICA EQUITY, GREAT COMPANIES -
AMERICA(SM) AND JANUS GROWTH
PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
AT JUNE 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of Great Companies - America(SM) and Janus Growth (the "Funds") to Transamerica Equity (the "Acquiring Fund") in exchange for the initial and service class shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Funds as described elsewhere in this proxy statement/prospectus.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Funds, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style and expense structure would remain in tact with the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Funds for the initial and service class shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Funds in exchange for the initial and service class shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on June 30, 2006. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective July 1, 2005 to report operations for the twelve months ended June 30, 2006.

In preparing the Acquiring Fund's statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds and the Acquiring Fund, which are included in their respective semi-annual reports dated June 30, 2006.

SECURITY VALUATIONS: The Acquiring Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Acquiring Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

AT JUNE 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Acquiring Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

NOTE 2 - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Funds at the Acquiring Fund's net asset value.

(b) To restate advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Funds and Acquiring Fund.

(c)  To remove duplicate Custody fees.

(d)  To remove duplicate Auditing fees.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

NOTE 3 - INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Acquiring Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Acquiring Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Acquiring Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund and a sub-adviser to the Pro Forma Fund.

Certain officers and trustees of the Acquiring Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule represents the percentage of Pro Forma Fund assets owned by affiliated investment companies at June 30, 2006:

                                                 Net        % of
                                               Assets    Net Assets
                                              --------   ----------
Asset Allocation- Conservative Portfolio      $ 43,154      1.26%
Asset Allocation- Growth Portfolio             155,943      4.56%
Asset Allocation- Moderate Portfolio           167,170      4.88%
Asset Allocation- Moderate Growth Portfolio    467,995     13.67%
                                              --------     -----
   Total                                      $834,262     24.37%
                                              ========     =====

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of ANA over $500 million

If the reorganization is approved, the Acquiring Fund will pay management fees to TFAI based on ANA at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of the next $2.0 billion of ANA
     0.65% of ANA over $2.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     0.85% Expense Limit

                                     PART C

                                OTHER INFORMATION

Item 15 Indemnification

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16 Exhibits

(1)  Certificate of Trust (a)

(2)  Bylaws(b)

(3)  Not Applicable

(4)  Form of Plan of Reorganization(c)

(5)  See Exhibits 1 and 2.

(6) (a) Investment Advisory Agreement on behalf of the portfolios of AEGON/Transamerica Series Trust with Transamerica Fund Advisors, Inc. ("TFAI") formerly, AEGON/Transamerica Fund Advisers, Inc. (d)

     (b)  Investment Advisory Agreement (updated Schedule A only) (e)

     (c)  Amendment to Investment Advisory Agreement dated January 1, 2005(f)

     (d)  Sub-Advisory Agreement on behalf of Transamerica Equity (g)

(7)  Distribution Agreement(h)

(8)  Trustees' Deferred Compensation Plan(i)

(9)  Custodian Agreement(j)

(10) Plan of Distribution (h)

(11) Opinion and Consent of Counsel is incorporated herein by reference to the Registrant's Initial Registration Statement filed on Form N-14 (File No. 333-136320) as filed with the SEC on August 4, 2006.

(12) Opinion and Consent of Dechert LLP to be filed by post-effective amendment.

(13) (a)  (i)  Administrative Services and Transfer Agency Agreement (j)

          (ii) Amendment to Administrative Services Agreement(k)

(14) Consent of Independent Registered Certified Public Accounting Firm is incorporated herein by reference to the Registrant's Initial Registration Statement filed on Form N-14 (File No. 333-136320) as filed with the SEC on August 4, 2006.

(15) Not Applicable

(16) Powers of Attorney are filed herewith.

(17) Form of proxy card is filed herewith.

----------
All exhibits filed previously are herein incorporated by reference.

(a) Previously filed with Post-Effective Amendment No. 63 to the Registration Statement filed on April 22, 2005 and incorporated herein by reference.

(b) Previously filed with Post-Effective Amendment No. 64 to the Registration Statement filed on June 3, 2005 and incorporated herein by reference.

(c)  See Appendix A to the Proxy Statement/Prospectus.


                                    Part C-1

(d) Previously filed with Post-Effective Amendment No. 53 to the Registration Statement filed on August 16, 2002 and incorporated herein by reference.

(e) Previously filed with Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2004 and incorporated herein by reference.(f) Filed previously with Post-Effective Amendment No. 42 to Registration Statement filed on March 1, 2001 (File No. 33-2659).

(f) Previously filed with Post-Effective Amendment No. 63 to the Registration Statement filed on April 22, 2005 and incorporated herein by reference.

(g) Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.

(h) Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.

(i) Previously filed with Post-Effective Amendment No. 23 to the Registration Statement filed on April 19, 1996 and incorporated herein by reference.

(j) Previously filed with Post-Effective Amendment No. 26 to the Registration Statement filed on December 26, 1996 and incorporated herein by reference.

(k) Previously filed with Post-Effective Amendment No. 62 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference.

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganizations described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and State of Florida on the 1st day of September, 2006.

                                        AEGON/TRANSAMERICA SERIES TRUST


                                        By: /s/ John K. Carter
                                            ------------------------------------
                                            John K. Carter
                                            President and Chief Executive
                                            Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 1st day of September, 2006.

                                        AEGON/TRANSAMERICA SERIES TRUST


/s/ Peter R. Brown                      By: /s/ John K. Carter
-------------------------------------       ------------------------------------
Peter R. Brown                              John K. Carter, as President, Chief
Chairman of the Board and Trustee           Executive Officer, General Counsel
                                            and Secretary, and as
                                            Attorney-In-Fact for the Trustees
/s/ Daniel Calabria                         whose names appear opposite
-------------------------------------
Daniel Calabria
Trustee
                                            /s/ Glenn E. Brightman
                                            ------------------------------------
                                            Glenn E. Brightman, Senior Vice
                                            President and Principal Financial
                                            Officer


/s/ Charles C. Harris
-------------------------------------
Charles C. Harris
Trustee


/s/ Janice B. Case
-------------------------------------
Janice B. Case
Trustee


/s/ Norm R. Nielsen
-------------------------------------
Norm R. Nielsen
Trustee


/s/ Russell A. Kimball, Jr.
-------------------------------------
Russell A Kimball, Jr.
Trustee


/s/ Leo J. Hill
-------------------------------------
Leo J. Hill
Trustee


/s/ Brian C. Scott
-------------------------------------
Brian C. Scott
Trustee


/s/ William W. Short, Jr.
-------------------------------------
William W. Short, Jr.
Trustee


/s/ John W. Waechter
-------------------------------------
John W. Waechter
Trustee